NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

MFA SEPARATE ACCOUNTS I AND II
AND
VLI SEPARATE ACCOUNT

ANNUAL REPORT

               MAINSTAY
   VP SERIES FUND, INC.
                      December 31, 2001

This is a Report by the
     MainStay VP Series
                  Fund,
   Inc. for the general
  information of Multi-
     Funded Annuity and
Variable Life Insurance
     policyowners. This
                 Report
does not offer for sale
   or solicit orders to
   purchase securities.

         NEW YORK LIFE
             INSURANCE
           AND ANNUITY
           CORPORATION
                NY Life Logo

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

I am pleased to present the Annual Report for the year ending December 31, 2001.

The year 2001 is without question a year that we will never forget. Even before the terrorist attacks of September 11th, virtually all businesses and consumers were feeling the effects of the economic downturn. We watched the price of gasoline and oil reach near record highs in the early months before falling sharply in the latter half of the year. California was in the dark from rolling electrical blackouts. Companies announced layoffs on an almost daily basis as unemployment reached a four-year high. And, in an effort to stimulate the economy, the Federal Reserve cut short-term interest rates eleven times during the year to levels not seen since 1961.

The concerns over the struggling economy and weakened consumer confidence were compounded by the horror we witnessed on September 11th. Within hours of the attacks, we were grateful and relieved to confirm that all of New York Life's employees and facilities were safe. At the same time, we moved quickly to reassure our clients and the public of our unwavering commitment to meet our obligations. The very next day, the chairman of our parent company, New York Life Insurance Company, Sy Sternberg, announced New York Life's straightforward response to the disaster: "We will pay our claims quickly and compassionately."

Thanks to the deep financial reserves we maintain, even a crisis of this magnitude combined with an overall economic decline did not weaken the strength of this Company. While we are not immune to events and downturns such as those in 2001, our conservative investing strategies, prudent expense management and product diversification enable us to grow and continue to serve you in both good and difficult times.

This 2001 Annual Report provides you an opportunity to review your investment allocations within your contract. It contains important information such as performance data, portfolio manager commentaries, individual portfolio holdings and separate account financial statements for each of the investment divisions available within the Facilitator Multi-Funded Variable Annuity (MFA) and Variable Life Insurance (VLI) policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). Policyowners of NYLIAC MFA policies should refer to page 3 and policyowners of NYLIAC VLI policies should refer to page 18 for their respective financial statements.

The market fluctuations in 2001 were reminders of the importance of asset allocation and diversification when making investment choices. NYLIAC MFA and VLI policies offer a selection of allocation alternatives covering cash, bond, and equity sector choices, all of which can help you customize a portfolio to suit your individual investment style, risk tolerance and time horizon. When making allocations, you can be assured of the professional expertise and skilled portfolio management of New York Life Investment Management LLC.

It's been said that the true test of a company is not how it performs during the good times, but how it manages through the rough spots. While we continue to navigate through our nation's and our economy's recovery, I sincerely believe that, down the road, we will look back at 2001 as one of our finest hours. I'm proud of our performance in light of the events of the past year, and I am confident of the direction we're heading. And we are pleased that you have placed your trust with New York Life Insurance and Annuity Corporation for your financial needs. We remain committed to being the soundest, strongest and easiest company to do business with -- and one that will be here for you whenever you need us.

/s/ Frederick J. Sievert

Frederick J. Sievert
President
New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund,
    Inc., at net asset value............  $ 68,013,468   $145,488,812   $ 18,255,929   $ 37,801,546   $  2,764,303   $  4,438,628

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk and
    administrative charges..............       231,893        691,454         60,004        173,515          9,086         20,060
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 67,781,575   $144,797,358   $ 18,195,925   $ 37,628,031   $  2,755,217   $  4,418,568
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............  $ 67,781,575   $144,797,358   $ 18,195,925   $ 37,628,031   $  2,755,217   $  4,418,568
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation unit value....  $      63.34   $      57.88   $      38.06   $      34.78   $      23.13   $      21.14
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 75,309,637   $148,124,242   $ 18,284,192   $ 37,401,336   $  2,764,297   $  4,438,610
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    475,529   $  1,017,655   $    858,821   $  1,778,168   $    108,203   $    180,466
  Mortality and expense risk and
    administrative charges..............      (969,647)    (2,800,167)      (232,004)      (664,808)       (35,547)       (82,355)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (494,118)    (1,782,512)       626,817      1,113,360         72,656         98,111
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    16,504,566     20,528,013      3,003,069      4,406,957        805,189      1,163,009
  Cost of investments sold..............   (12,802,511)   (15,357,617)    (2,972,819)    (4,353,347)      (805,188)    (1,162,992)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................     3,702,055      5,170,396         30,250         53,610              1             17
  Realized gain distribution received...            --             --             --             --             10             17
  Change in unrealized appreciation
    (depreciation) on investments.......   (20,589,486)   (39,227,459)       760,597      1,549,686             11              1
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (16,887,431)   (34,057,063)       790,847      1,603,296             22             35
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(17,381,549)  $(35,839,575)  $  1,417,664   $  2,716,656   $     72,678   $     98,146
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000

                                                                                     COMMON STOCK
                                                                                 INVESTMENT DIVISIONS
                                                          ------------------------------------------------------------------
                                                                  SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                     POLICIES                            POLICIES
                                                          ------------------------------      ------------------------------
                                                              2001              2000              2001              2000
                                                          ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)........................  $   (494,118)     $   (874,383)     $ (1,782,512)     $ (2,714,927)
    Net realized gain (loss) on investments.............     3,702,055        11,767,511         5,170,396        14,919,310
    Realized gain distribution received.................            --         9,155,673                --        18,058,703
    Change in unrealized appreciation (depreciation) on
      investments.......................................   (20,589,486)      (25,039,948)      (39,227,459)      (40,880,979)
                                                          ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations.................................   (17,381,549)       (4,991,147)      (35,839,575)      (10,617,893)
                                                          ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners.................       474,182           548,293         1,977,784         2,854,676
    Policyowners' surrenders............................   (13,469,362)      (25,327,333)      (17,147,291)      (32,312,227)
    Policyowners' annuity and death benefits net of
      reversals.........................................      (726,786)         (546,290)         (560,806)       (1,732,113)
    Net transfers from (to) Fixed Account...............      (194,333)          969,543          (552,872)          948,980
    Transfers between Investment Divisions..............    (1,037,824)        3,418,535          (735,757)        1,119,573
                                                          ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)...............   (14,954,123)      (20,937,252)      (17,018,942)      (29,121,111)
                                                          ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account...........................        23,228            48,167            64,424           127,589
                                                          ------------      ------------      ------------      ------------
        Increase (decrease) in net assets...............   (32,312,444)      (25,880,232)      (52,794,093)      (39,611,415)
NET ASSETS:
    Beginning of year...................................   100,094,019       125,974,251       197,591,451       237,202,866
                                                          ------------      ------------      ------------      ------------
    End of year.........................................  $ 67,781,575      $100,094,019      $144,797,358      $197,591,451
                                                          ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I

                                                          TAX-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2001           2000           2001           2000           2001           2000           2001           2000
    ---------------------------------------------------------------------------------------------------------------------
    $    626,817   $    933,237   $  1,113,360   $  1,720,106   $     72,656   $    199,422   $     98,111   $    222,916
          30,250       (504,497)        53,610       (229,462)             1             11             17             29
              --             --             --             --             10             --             17             --
         760,597      1,150,549      1,549,686      1,471,839             11             (6)             1            (14)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,417,664      1,579,289      2,716,656      2,962,483         72,678        199,427         98,146        222,931
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         242,820        231,391        665,300        684,243         15,472         46,187        193,158        160,263
      (2,638,149)    (4,861,562)    (3,991,152)    (7,686,983)      (578,724)    (2,337,239)      (993,317)    (1,420,262)
        (172,608)      (280,214)      (188,285)      (330,489)       (44,904)       (11,902)         2,106        (72,940)
          15,681       (191,684)       (33,792)      (122,268)         3,962        (40,978)        (3,208)        (7,941)
         601,118     (4,926,635)       509,281     (1,177,485)       440,457      1,506,431        232,729         61,168
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,951,138)   (10,028,704)    (3,038,648)    (8,632,982)      (163,737)      (837,501)      (568,532)    (1,279,712)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (4,462)        (5,265)       (12,731)       (14,213)          (287)          (606)          (639)        (1,091)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (537,936)    (8,454,680)      (334,723)    (5,684,712)       (91,346)      (638,680)      (471,025)    (1,057,872)
      18,733,861     27,188,541     37,962,754     43,647,466      2,846,563      3,485,243      4,889,593      5,947,465
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,195,925   $ 18,733,861   $ 37,628,031   $ 37,962,754   $  2,755,217   $  2,846,563   $  4,418,568   $  4,889,593
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
ASSETS:
  Investment in MainStay VP
    Series Fund, Inc., at net asset
    value...............................  $ 84,172,213   $ 14,912,027   $ 30,778,069   $  4,031,622   $  4,162,766   $    490,401

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk and
    administrative charges..............       289,904         69,741        101,188         18,449         13,977          2,541
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Total net assets..................  $ 83,882,309   $ 14,842,286   $ 30,676,881   $  4,013,173   $  4,148,789   $    487,860
                                          ============   ============   ============   ============   ============   ============

TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners............  $ 83,882,309   $ 14,842,286   $ 30,676,881   $  4,013,173   $  4,148,789   $    487,860
                                          ============   ============   ============   ============   ============   ============
    Variable accumulation
      unit value........................  $      63.34   $      57.88   $      38.20   $      34.84   $      23.13   $      21.14
                                          ============   ============   ============   ============   ============   ============
Identified Cost of Investment...........  $ 94,270,465   $ 15,893,547   $ 30,643,255   $  3,982,718   $  4,162,750   $    490,399
                                          ============   ============   ============   ============   ============   ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

                                                 COMMON STOCK                      BOND                      MONEY MARKET
                                                  INVESTMENT                    INVESTMENT                    INVESTMENT
                                                   DIVISIONS                     DIVISIONS                     DIVISIONS
                                          ---------------------------   ---------------------------   ---------------------------
                                             SINGLE        FLEXIBLE        SINGLE        FLEXIBLE        SINGLE        FLEXIBLE
                                            PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM        PREMIUM
                                            POLICIES       POLICIES       POLICIES       POLICIES       POLICIES       POLICIES
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.......................  $    588,720   $    104,263   $  1,447,474   $    189,611   $    168,756   $     22,923
  Mortality and expense risk and
    administrative charges..............    (1,210,209)      (277,961)      (392,380)       (72,179)       (55,020)       (10,514)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net investment income (loss)......      (621,489)      (173,698)     1,055,094        117,432        113,736         12,409
                                          ------------   ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of investments.....    22,477,238      1,710,740      5,881,289        680,548      1,861,653        443,699
  Cost of investments sold..............   (17,464,136)    (1,252,603)    (5,814,781)      (704,257)    (1,861,654)      (443,699)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net realized gain (loss) on
        investments.....................     5,013,102        458,137         66,508        (23,709)            (1)            --
  Realized gain distribution received...            --             --             --             --             15              2
  Change in unrealized appreciation
    (depreciation) on investments.......   (26,370,524)    (3,816,261)     1,270,872        201,943             19              3
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net gain (loss) on investments....   (21,357,422)    (3,358,124)     1,337,380        178,234             33              5
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Net increase (decrease) in net
          assets resulting from
          operations....................  $(21,978,911)  $ (3,531,822)  $  2,392,474   $    295,666   $    113,769   $     12,414
                                          ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000

                                                                                      COMMON STOCK
                                                                                  INVESTMENT DIVISIONS
                                                           ------------------------------------------------------------------
                                                                   SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                      POLICIES                            POLICIES
                                                           ------------------------------      ------------------------------
                                                               2001              2000              2001              2000
                                                           ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).........................  $   (621,489)     $ (1,096,807)     $   (173,698)     $   (257,173)
    Net realized gain (loss) on investments..............     5,013,102        11,877,856           458,137         1,327,143
    Realized gain distribution received..................            --        11,529,725                --         1,771,935
    Change in unrealized appreciation (depreciation) on
      investments........................................   (26,370,524)      (28,611,945)       (3,816,261)       (3,893,590)
                                                           ------------      ------------      ------------      ------------
      Net increase (decrease) in net assets resulting
        from operations..................................   (21,978,911)       (6,301,171)       (3,531,822)       (1,051,685)
                                                           ------------      ------------      ------------      ------------
  Contributions and (withdrawals):
    Payments received from policyowners net of
      reversals..........................................      (192,286)          242,274           178,716           261,112
    Policyowners' surrenders.............................   (14,627,008)      (26,109,884)         (824,905)       (2,187,075)
    Policyowners' annuity and death benefits.............    (2,157,503)       (2,157,103)         (197,269)         (231,990)
    Net transfers from (to) Fixed Account................      (451,724)          515,283          (111,228)          108,540
    Transfers between Investment Divisions...............    (2,697,692)       11,369,132           (72,691)          310,983
                                                           ------------      ------------      ------------      ------------
      Net contributions and (withdrawals)................   (20,126,213)      (16,140,298)       (1,027,377)       (1,738,430)
                                                           ------------      ------------      ------------      ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges retained
      by the Separate Account............................        29,211            58,810             6,279            12,131
                                                           ------------      ------------      ------------      ------------
        Increase (decrease) in net assets................   (42,075,913)      (22,382,659)       (4,552,920)       (2,777,984)
NET ASSETS:
  Beginning of year......................................   125,958,222       148,340,881        19,395,206        22,173,190
                                                           ------------      ------------      ------------      ------------
  End of year............................................  $ 83,882,309      $125,958,222      $ 14,842,286      $ 19,395,206
                                                           ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II

                                                          NON-QUALIFIED POLICIES

                              BOND                                                    MONEY MARKET
                      INVESTMENT DIVISIONS                                        INVESTMENT DIVISIONS
    ---------------------------------------------------------   ---------------------------------------------------------
          SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
             POLICIES                      POLICIES                      POLICIES                      POLICIES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2001           2000           2001           2000           2001           2000           2001           2000
    ---------------------------------------------------------------------------------------------------------------------
    $  1,055,094   $  1,556,877   $    117,432   $    192,043   $    113,736   $    239,572   $     12,409   $     27,801
          66,508     (1,421,560)       (23,709)       (36,953)            (1)            20             --              1
              --             --             --             --             15             --              2             --
       1,270,872      2,503,760        201,943        172,902             19             (7)             3              1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,392,474      2,639,077        295,666        327,992        113,769        239,585         12,414         27,803
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (59,474)       (10,340)        61,375         65,037             --          1,022          7,385         10,690
      (4,138,091)    (6,720,455)      (399,641)      (739,892)    (1,237,669)    (1,274,296)      (149,606)       (80,087)
        (868,766)      (722,752)      (150,091)       (75,958)      (190,226)       (15,241)        (3,489)       (22,707)
         (55,902)        76,404         (3,009)       (63,307)        (8,455)        99,060         (2,758)        (5,682)
       2,135,161    (11,496,953)        (6,174)       (94,927)       604,596        132,555         79,349       (216,345)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (2,987,072)   (18,874,096)      (497,540)      (909,047)      (831,754)    (1,056,900)       (69,119)      (314,131)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (7,577)        (8,813)        (1,393)        (1,576)          (431)          (742)           (82)          (137)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (602,175)   (16,243,832)      (203,267)      (582,631)      (718,416)      (818,057)       (56,787)      (286,465)
      31,279,056     47,522,888      4,216,440      4,799,071      4,867,205      5,685,262        544,647        831,112
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 30,676,881   $ 31,279,056   $  4,013,173   $  4,216,440   $  4,148,789   $  4,867,205   $    487,860   $    544,647
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

  Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the Growth Equity Portfolio, the Bond Investment Divisions invest in the Bond Portfolio, and the Money Market Investment Divisions invest in the Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to Policyowner instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------
At December 31, 2001, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Number of shares...........................    3,403         7,279         1,393         2,883         2,764         4,439
Identified cost............................  $75,310       $148,124      $18,284       $37,401        $2,764        $4,439
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Number of shares...........................    4,211           746         2,348           308         4,163           490
Identified cost............................  $94,270       $15,894       $30,643       $ 3,983        $4,163        $  490

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2001, were as follows:

                                                  COMMON STOCK                    BOND                    MONEY MARKET
                                              INVESTMENT DIVISIONS        INVESTMENT DIVISIONS        INVESTMENT DIVISIONS
                                             ----------------------      ----------------------      ----------------------
                                              SINGLE       FLEXIBLE       SINGLE       FLEXIBLE       SINGLE       FLEXIBLE
                                             PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM       PREMIUM
                                             POLICIES      POLICIES      POLICIES      POLICIES      POLICIES      POLICIES
                                             ------------------------------------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Purchases..................................  $ 1,003       $ 1,646        $1,673        $2,470        $  710        $  690
Proceeds from sales........................   16,505        20,528         3,003         4,407           805         1,163
SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Purchases..................................  $ 1,656       $   504        $3,941        $  298        $1,141        $  387
Proceeds from sales........................   22,477         1,711         5,881           681         1,862           444

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC assesses a policy service charge for Flexible Premium policies each policy year on the policy anniversary, if on that date the policy's value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's value at the end of the policy year. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

  NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in your policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded as surrenders in the accompanying statements of changes in net assets.

  Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC, additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% and ..50%, respectively, of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the Policyowners.
--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------
Separate Account-I and Separate Account-II do not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------
Transactions in accumulation units for the years ended December 31, 2001 and December 31, 2000, were as follows:

                                                                        COMMON STOCK INVESTMENT DIVISIONS
                                                              -----------------------------------------------------
                                                                  SINGLE PREMIUM               FLEXIBLE PREMIUM
                                                                     POLICIES                      POLICIES
                                                              -----------------------       -----------------------
                                                                2001           2000           2001           2000
                                                              -----------------------------------------------------
SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued on payments received from policyowners.........       7              7             33             38
Units redeemed on surrenders................................    (201)          (316)          (280)          (433)
Units redeemed on annuity and death benefits................     (10)            (7)            (9)           (23)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      (3)            12            (10)            13
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (17)            43            (13)            15
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (224)          (261)          (279)          (390)
Units outstanding, beginning of year........................   1,294          1,555          2,781          3,171
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,070          1,294          2,502          2,781
                                                               =====          =====          =====          =====
SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued on payments received from policyowners net of
  reversals.................................................      (3)             3              3              4
Units redeemed on surrenders................................    (218)          (327)           (14)           (29)
Units redeemed on annuity and death benefits................     (31)           (27)            (3)            (3)
Units issued (redeemed) on net transfers from (to)
  Fixed Account.............................................      (8)             6             (2)             1
Units issued (redeemed) on transfers between
  Investment Divisions......................................     (44)           142             (1)             4
                                                               -----          -----          -----          -----
    Net increase (decrease).................................    (304)          (203)           (17)           (23)
Units outstanding, beginning of year........................   1,628          1,831            273            296
                                                               -----          -----          -----          -----
Units outstanding, end of year..............................   1,324          1,628            256            273
                                                               =====          =====          =====          =====

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

            BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
    -----------------------------------------   -----------------------------------------
      SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
         POLICIES              POLICIES              POLICIES              POLICIES
    -------------------   -------------------   -------------------   -------------------
      2001       2000       2001       2000       2001       2000       2001       2000
    -------------------------------------------------------------------------------------
         7          7         20         22          1          2          9          8
       (72)      (146)      (118)      (251)       (25)      (105)       (47)       (70)
        (5)        (9)        (6)       (10)        (2)        --         --         (4)
         1         (6)        (1)        (4)        --         (2)        --         --
        16       (151)        15        (39)        19         69         11          3
     -----      -----      -----      -----      -----      -----      -----      -----
       (53)      (305)       (90)      (282)        (7)       (36)       (27)       (63)
       531        836      1,172      1,454        126        162        236        299
     -----      -----      -----      -----      -----      -----      -----      -----
       478        531      1,082      1,172        119        126        209        236
     =====      =====      =====      =====      =====      =====      =====      =====
        (2)        --          2          2         --         --         --         --
      (112)      (201)       (12)       (24)       (57)       (58)        (7)        (4)
       (23)       (22)        (5)        (3)        (6)        (1)        --         (1)
        (2)         2         --         (2)        --          5         --         --
        58       (351)        --         (3)        26          6          4        (11)
     -----      -----      -----      -----      -----      -----      -----      -----
       (81)      (572)       (15)       (30)       (37)       (48)        (3)       (16)
       884      1,456        130        160        216        264         26         42
     -----      -----      -----      -----      -----      -----      -----      -----
       803        884        115        130        179        216         23         26
     =====      =====      =====      =====      =====      =====      =====      =====

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

                                                                               SINGLE PREMIUM POLICIES (A)
                                                              -------------------------------------------------------------
             COMMON STOCK INVESTMENT DIVISIONS                  2001       2000          1999          1998          1997
                                                              -------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $ 67,782   $100,094      $125,974      $122,082      $113,587
Units outstanding...........................................     1,070      1,294         1,555         1,934         2,249
Unit value..................................................  $  63.34   $  77.35      $  81.03      $  63.13      $  50.50
Total Return................................................     (18.1)%     (4.5)%        28.4%         25.0%         25.2%
Ratio of Net Investment Income to Average Net Assets........      (0.6)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 83,882   $125,958      $148,341      $148,707      $133,196
Units outstanding...........................................     1,324      1,628         1,831         2,356         2,638
Unit value..................................................  $  63.34   $  77.35      $  81.03      $  63.13      $  50.50
Total Return................................................     (18.1)%     (4.5)%        28.4%         25.0%         25.2%
Ratio of Net Investment Income to Average Net Assets........      (0.6)%

                                                                              FLEXIBLE PREMIUM POLICIES (B)
                                                              -------------------------------------------------------------
                                                                2001       2000          1999          1998          1997
                                                              -------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $144,797   $197,591      $237,203      $213,384      $196,123
Units outstanding...........................................     2,502      2,781         3,171         3,643         4,166
Unit value..................................................  $  57.88   $  71.05      $  74.80      $  58.57      $  47.08
Total Return................................................     (18.5)%     (5.0)%        27.7%         24.4%         24.6%
Ratio of Net Investment Income to Average Net Assets........      (1.1)%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 14,842   $ 19,395      $ 22,173      $ 19,164      $ 17,310
Units outstanding...........................................       256        273           296           327           368
Unit value..................................................  $  57.88   $  71.05      $  74.80      $  58.57      $  47.08
Total Return................................................     (18.5)%     (5.0)%        27.7%         24.4%         24.6%
Ratio of Net Investment Income to Average Net Assets........      (1.1)%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II

                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES

--------------------------------------------------------------------------------

                                                                            SINGLE PREMIUM POLICIES (A)
                                                              --------------------------------------------------------
                 BOND INVESTMENT DIVISIONS                     2001      2000         1999         1998         1997
                                                              --------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $18,196   $18,734      $27,189      $31,159      $33,820
Units outstanding...........................................      478       531          836          932        1,090
Unit value..................................................  $ 38.06   $ 35.27      $ 32.52      $ 33.44      $ 31.03
Total Return................................................      7.9%      8.5%        (2.8)%        7.8%         8.3%
Ratio of Net Investment Income to Average Net Assets........      3.4%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $30,677   $31,279      $47,523      $44,341      $47,173
Units outstanding...........................................      803       884        1,456        1,321        1,514
Unit value..................................................  $ 38.20   $ 35.40      $ 32.64      $ 33.57      $ 31.15
Total Return................................................      7.9%      8.5%        (2.8)%        7.8%         8.3%
Ratio of Net Investment Income to Average Net Assets........      3.4%

                                                                           FLEXIBLE PREMIUM POLICIES (B)
                                                              --------------------------------------------------------
                                                               2001      2000         1999         1998         1997
                                                              --------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $37,628   $37,963      $43,647      $52,741      $58,055
Units outstanding...........................................    1,082     1,172        1,454        1,700        2,007
Unit value..................................................  $ 34.78   $ 32.39      $ 30.02      $ 31.02      $ 28.93
Total Return................................................      7.4%      7.9%        (3.2)%        7.2%         7.7%
Ratio of Net Investment Income to Average Net Assets........      2.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $ 4,013   $ 4,216      $ 4,799      $ 5,509      $ 5,880
Units outstanding...........................................      115       130          160          177          203
Unit value..................................................  $ 34.84   $ 32.44      $ 30.06      $ 31.07      $ 28.98
Total Return................................................      7.4%      7.9%        (3.3)%        7.2%         7.8%
Ratio of Net Investment Income to Average Net Assets........      2.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                          SINGLE PREMIUM POLICIES (A)
                                                              ---------------------------------------------------
             MONEY MARKET INVESTMENT DIVISIONS                 2001     2000        1999        1998        1997
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $2,755   $2,847      $3,485      $4,403      $5,316
Units outstanding...........................................     119      126         162         212         266
Unit value..................................................  $23.13   $22.56      $21.53      $20.80      $20.02
Total Return................................................     2.5%     4.8%        3.5%        3.9%        3.9%
Ratio of Net Investment Income to Average Net Assets........     2.6%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $4,149   $4,867      $5,685      $6,358      $6,812
Units outstanding...........................................     179      216         264         306         340
Unit value..................................................  $23.13   $22.56      $21.53      $20.80      $20.02
Total Return................................................     2.5%     4.8%        3.5%        3.9%        3.9%
Ratio of Net Investment Income to Average Net Assets........     2.6%

                                                                         FLEXIBLE PREMIUM POLICIES (B)
                                                              ---------------------------------------------------
                                                               2001     2000        1999        1998        1997
                                                              ---------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Net Assets..................................................  $4,419   $4,890      $5,947      $6,659      $7,567
Units outstanding...........................................     209      236         299         345         405
Unit value..................................................  $21.14   $20.72      $19.88      $19.29      $18.66
Total Return................................................     2.0%     4.2%        3.1%        3.4%        3.4%
Ratio of Net Investment Income to Average Net Assets........     2.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Net Assets..................................................  $  488   $  545      $  831      $  853      $  758
Units outstanding...........................................      23       26          42          44          41
Unit value..................................................  $21.14   $20.72      $19.88      $19.29      $18.66
Total Return................................................     2.0%     4.2%        3.1%        3.4%        3.4%
Ratio of Net Investment Income to Average Net Assets........     2.1%

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the MFA Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Single and Flexible Premium Policies Common Stock, the Single and Flexible Premium Policies Bond, and the Single and Flexible Premium Policies Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II) at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
ASSETS:
  Investment in MainStay VP Series Fund, Inc., at net asset
    value...................................................  $31,613,863     $ 9,625,291     $ 1,672,459

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk charges......       29,869           8,775           1,475
                                                              -----------     -----------     -----------
      Total net assets......................................  $31,583,994     $ 9,616,516     $ 1,670,984
                                                              ===========     ===========     ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners................................  $31,583,994     $ 9,616,516     $ 1,670,984
                                                              ===========     ===========     ===========
Identified Cost of Investment...............................  $32,085,256     $ 9,587,082     $ 1,672,446
                                                              ===========     ===========     ===========

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

                                                              COMMON STOCK        BOND        MONEY MARKET
                                                               INVESTMENT      INVESTMENT      INVESTMENT
                                                                DIVISION        DIVISION        DIVISION
                                                              --------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $   221,008     $   452,391     $    61,921
  Mortality and expense risk charges........................     (118,116)        (33,039)         (5,573)
                                                              -----------     -----------     -----------
      Net investment income (loss)..........................      102,892         419,352          56,348
                                                              -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................    2,480,501         700,817         151,733
  Cost of investments sold..................................   (1,911,501)       (712,212)       (151,731)
                                                              -----------     -----------     -----------
      Net realized gain (loss) on investments...............      569,000         (11,395)              2
  Realized gain distribution received.......................           --              --               6
  Change in unrealized appreciation (depreciation) on
    investments.............................................   (7,594,460)        393,913               5
                                                              -----------     -----------     -----------
      Net gain (loss) on investments........................   (7,025,460)        382,518              13
                                                              -----------     -----------     -----------
        Net increase (decrease) in net assets resulting from
          operations........................................  $(6,922,568)    $   801,870     $    56,361
                                                              ===========     ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000

                                                   COMMON STOCK                    BOND                    MONEY MARKET
                                                    INVESTMENT                  INVESTMENT                  INVESTMENT
                                                     DIVISION                    DIVISION                    DIVISION
                                             -------------------------   -------------------------   -------------------------
                                                2001          2000          2001          2000          2001          2000
                                             --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss)...........  $   102,892   $    78,964   $   419,352   $   551,810   $    56,348   $    90,853
    Net realized gain (loss) on
      investments..........................      569,000     1,451,065       (11,395)      (81,824)            2             2
    Realized gain distribution received....           --     3,667,007            --            --             6            --
    Change in unrealized appreciation
      (depreciation) on investments........   (7,594,460)   (6,732,303)      393,913       341,051             5             1
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net increase (decrease) in net
        assets resulting from operations...   (6,922,568)   (1,535,267)      801,870       811,037        56,361        90,856
                                             -----------   -----------   -----------   -----------   -----------   -----------
  Contributions and (withdrawals):
    Payments received from policyowners....    1,587,439     1,706,007       665,676       734,808       121,766       126,424
    Cost of insurance......................     (820,471)     (813,659)     (290,373)     (235,557)      (46,332)      (39,283)
    Policyowners' surrenders...............   (2,109,049)   (3,408,492)     (809,425)   (1,090,199)     (154,196)     (103,932)
    (Withdrawals), net of repayments, due
      to policy loans......................     (263,261)      (41,495)       97,410       178,908        24,439       (25,430)
    Policyowners' death benefits...........     (166,888)     (116,459)      (31,083)      (34,567)           --        (5,704)
    Transfers between Investment
      Divisions............................          861       159,175       (25,554)     (107,844)       22,518       (51,513)
                                             -----------   -----------   -----------   -----------   -----------   -----------
      Net contributions and
        (withdrawals)......................   (1,771,369)   (2,514,923)     (393,349)     (554,451)      (31,805)      (99,438)
                                             -----------   -----------   -----------   -----------   -----------   -----------
    Increase (decrease) attributable to
      mortality and expense risks assumed
      by New York Life Insurance and
      Annuity Corporation and retained by
      the Separate Account.................        2,644         4,867          (626)         (641)          (42)          (64)
                                             -----------   -----------   -----------   -----------   -----------   -----------
        Increase (decrease) in net
          assets...........................   (8,691,293)   (4,045,323)      407,895       255,945        24,514        (8,646)
NET ASSETS:
    Beginning of year......................   40,275,287    44,320,610     9,208,621     8,952,676     1,646,470     1,655,116
                                             -----------   -----------   -----------   -----------   -----------   -----------
    End of year............................  $31,583,994   $40,275,287   $ 9,616,516   $ 9,208,621   $ 1,670,984   $ 1,646,470
                                             ===========   ===========   ===========   ===========   ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation VLI Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

  The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), a wholly-owned subsidiary of New York Life Insurance Company, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the Growth Equity Portfolio, the Bond Investment Division which invests in the Bond Portfolio, and the Money Market Investment Division which invests in the Cash Management Portfolio. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to Policyowner instructions.

  No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

  Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                            VLI SEPARATE ACCOUNT

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2001, the investment in the Mainstay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Number of shares.................................          1,582                   734                 1,672
Identified cost..................................        $32,085               $ 9,587               $ 1,672

  Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2001, were as follows:

                                                      COMMON STOCK              BOND              MONEY MARKET
                                                   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                                   --------------------------------------------------------------
Purchases........................................        $   811               $   727               $   176
Proceeds from sales..............................          2,481                   701                   152

--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------
NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate
NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

  NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------

COMMON STOCK INVESTMENT DIVISION                               2001         2000         1999         1998         1997
                                                              -----------------------------------------------------------
Net Assets..................................................  $31,584      $40,275      $44,321      $36,307      $30,757
Ratio of Net Investment Income to Average Net Assets........      0.3%

BOND INVESTMENT DIVISION                                       2001         2000         1999         1998         1997
                                                              -----------------------------------------------------------
Net Assets..................................................  $ 9,617      $ 9,209      $ 8,953      $ 9,385      $ 8,934
Ratio of Net Investment Income to Average Net Assets........      4.4%

MONEY MARKET INVESTMENT DIVISION                               2001         2000         1999         1998         1997
                                                              -----------------------------------------------------------
Net Assets..................................................  $ 1,671      $ 1,646      $ 1,655      $ 1,584      $ 1,611
Ratio of Net Investment Income to Average Net Assets........      3.5%

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the VLI Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Common Stock, Bond, and Money Market Investment Divisions (constituting the New York Life Insurance and Annuity Corporation VLI Separate Account) at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

--------------------------------------------------------------------------------

Dear Policyowners,

This Annual Report contains commentaries from the Portfolio Managers and financial highlights from each of the Portfolios offered under the MainStay VP Series Fund, Inc. (the "Fund") We hope that you will find this information helpful when making your financial decisions. All of us look forward to serving your financial needs, now and in the many years to come.

New York Life Insurance and Annuity Corporation has always conducted our business based on the values of financial strength, integrity, and humanity. These are our values today and will be our values tomorrow. As Chairman of the Board of Directors for the MainStay VP Series Fund, Inc., Richard M. Kernan, Jr. has truly embodied these values. That's why it is bittersweet to announce that Dick has decided to retire from his position, effective January 1, 2002.

Dick has served as Director of the MainStay VP Series Fund, Inc. since 1987, and was named Chairman of the Board of Directors in 1989. As Chairman and Director, Dick's integrity -- his leadership, business expertise, and loyalty to the interests of the Fund and its shareholders -- has been critical to the success and growth of the Fund. During that period, the Portfolios of the Fund increased in number from three to nineteen, and assets under management grew from $7 million to approximately $6.75 billion.

As the new Chairman of the Board of Directors of the MainStay VP Series Fund, Inc. I am committed to the continued strong performance of the Portfolios in which you invest your money, while always placing the interests of our policyowners first. We will always maintain our values as we serve your evolving financial needs.

Sincerely,

[Signature]

Gary E. Wendlandt
Chairman of the Board
and Chief Executive Officer
MAINSTAY VP SERIES FUND, INC.

MAINSTAY VP BOND PORTFOLIO

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
The Federal Reserve Bank (the "Fed") initiated an aggressive easing policy early in the year. Citing a bias of economic weakness the Fed lowered short-term rates three times by late March. Bond market participants embraced the Fed's policy while short-term U.S. Treasury security yields declined significantly during the first quarter.

The Fed eased short-term rates three more times during the second quarter. As we approached mid-year, the fixed-income market began to anticipate the end of the Fed's easing cycle. The yield of most U.S. Treasury securities rose during the second quarter.

The events of September 11th had a pronounced effect on the bond market. The Fed eased short-term rates twice during the third quarter. U.S. Treasury security yields declined across the entire yield curve. During the third quarter, the yield curve (30-year U.S. Treasury bond and 2-year U.S. Treasury note) steepened by over 100 basis points(1) as many investors sought a safe haven in the short part of the Treasury curve.

The Fed continued its policy of monetary easing in the fourth quarter. The Fed lowered short-term rates three times during the quarter. As the year drew to a close, many investors once again began to anticipate the end to the Fed's easing cycle. Interest rates rose across the yield curve (excluding U.S. Treasury bills) during the fourth quarter.

PERFORMANCE/MARKET REVIEW
For the year ended December 31, 2001, the MainStay VP Bond Portfolio had a return of 9.27%, outperforming the average portfolio in its Lipper(2) peer group (Corporate Debt A Rated), which returned 7.68% and the Merrill Lynch Corporate and Government Master Index(3), which returned 8.43% for the same period. Market risk was limited by maintaining a relatively neutral duration posture throughout the year. Credit risk was limited by maintaining an average quality of the investments in the portfolio of at least Aa1(4) throughout the year.

The Federal Reserve Bank's monetary policy actions along with the events of September 11th and the Treasury's decision to terminate issuance of 30-year U.S. Treasury bonds put severe pressure on the shape of the yield curve. The Fed lowered short-term rates eleven times during the year. By year-end, the federal funds rate stood at 1.75% down from 6.50% at the beginning of the year. The yield on the two-year U.S. Treasury note decreased 207 basis points during the year. The yield curve steepened by 208 basis points during the course of 2001. At the beginning of the year, the yield on the 30-year bond was 37 basis points more than the 2-year note. By year-end, this relationship was 245 basis points. Volatility in the corporate bond market was high all year. The combination of impending recession, terrorism, war and escalating high yield defaults led to an environment of zero tolerance. Despite these uncertainties, investment grade corporate bonds outperformed U.S. Treasury securities by a wide margin in 2001; rebounding from a bleak performance in 2000. Mortgage-backed securities underperformed U.S. Treasury securities as negative convexity hampered performance in this sector during the course of the year.

PORTFOLIO STRATEGY
The Portfolio experienced positive cash flow during the year. Our focus was to maintain the Portfolio's strong asset quality given the uncertainty in the market. The Portfolio's concentration in the government sector increased during the course of the year. Within the corporate sector, the average quality of our holdings improved from A3 to A2(5). The primary issue calendar was the focal point of our activity in the corporate sector as we sought to take advantage of opportunities provided by new issue concessions.

LOOKING AHEAD
We expect the Federal Reserve Bank to remain in the easing mode during the first quarter. We believe the yield curve should flatten as the Fed nears the end of its easing cycle. We expect corporate securities to perform well as investors pursue reduced supply relative to 2001's record levels.

Albert R. Corapi, Jr.
Donald F. Serek
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                           MAINSTAY VP BOND PORTFOLIO
                   ON 1/23/84 VS MERRILL LYNCH CORPORATE AND
                          GOVERNMENT MASTER INDEX AND
                          THE CONSUMER PRICE INDEX(6)
[LINE CHART]

                                                                  MERRILL LYNCH
                                                                  CORPORATE AND
                                                                GOVERNMENT MASTER
                                           BOND PORTFOLIO             INDEX           CONSUMER PRICE INDEX
                                           --------------       -----------------     --------------------
1/23/84                                      $  10000               $  10000              $   10000
1984                                            11028                  11422                  10365
1985                                          13370.4                  13583                10758.9
1986                                          15532.3                15706.1                10877.2
1987                                            17637                16035.9                11359.1
1988                                            17390                17273.9                11861.1
1989                                          19396.9                19714.7                12412.7
1990                                          20948.6                21388.4                13171.1
1991                                          24390.5                24787.1                13574.1
1992                                          26373.4                26690.7                13967.8
1993                                            29380                29642.7                14351.9
1994                                            28384                28673.4                14735.1
1995                                          33581.1                34138.5                15065.2
1996                                          34269.5                  35132                15563.8
1997                                          37576.5                38567.9                15828.4
1998                                            42243                  41004                  16083
1999                                            40376                  41377                  16514
2000                                            44341                  46322                  17072
2001                                            49271                  50862                  17365

  One Year: 9.27% Three Years: 5.72% Five Years: 7.17% Ten Years: 7.10% Since
Inception: 9.29% (1/23/84)

(1) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.

(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.

(3) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. Government and agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. An investment cannot be made directly into an index.

(4) Bonds and preferred stock which are rated Aa by Moody's Investors Service are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

(5) Bonds and preferred stock which are rated A by Moody's Investors Service possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

(6) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated periods. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

MARKET REVIEW
Money market investors will remember 2001 as a year of unprecedented Federal Reserve intervention. To counter signs of a slowing economy, the Federal Reserve began the year with a surprise easing move on January 3, 2001. By year end, the Fed had lowered the federal funds rate 11 times -- from 6.50% to 1.75%. Congress also worked to stimulate the economy by reducing tax rates and approving $38 billion in tax rebates that were mailed to Americans in the third quarter.

Despite these efforts, gross domestic product slipped into negative territory in the third quarter. Following the September terrorist attacks, a general flight to quality and liquidity caused stock prices to drop precipitously and credit spreads on income securities to widen. Aggressive easing by the Federal Reserve and other central banks helped restore order, but also resulted in a much steeper yield curve. In November, the National Bureau of Economic Research announced that the United States had been in recession since March 2001. Although layoffs and earnings disappointments eroded consumer confidence throughout most of the year, the stock market rebounded in the fourth quarter on positive economic data and encouraging news from the war front. This caused bond prices to fall and yields to rise in the fourth quarter. For the entire year, however, three-month Treasury-bill yields declined 420 basis points(1) to 1.70%. The yield on the two-year Treasury note declined 205 basis points to 3.05%, and at year-end, 30-year Treasury-bond yields stood at 5.47%, essentially unchanged from the previous year.

In the money markets, supplies of commercial paper continued to shrink, as corporate issuers took advantage of lower interest rates to replace short-term commercial paper with longer-term debt. In anticipation of rating-agency downgrades, several large commercial paper issuers, including Ford, GM, and DaimlerChrysler, reduced commercial-paper issuance, opting instead to issue debt in the asset-backed securities market.

PERFORMANCE REVIEW
For the seven-day period ended December 31, 2001, the MainStay VP Cash Management Portfolio provided a current yield of 1.74% and an effective yield of 1.76%. For the 12 months ended December 31, 2001, the Portfolio returned 3.84%, exceeding the 3.73% return of the average Lipper(2) Variable Products Money Market Portfolio over the same period.

STRATEGIC POSITIONING
Throughout 2001, the Portfolio maintained an average maturity somewhat longer than the average money market portfolio. This strategy proved effective as Federal Reserve easing caused yields on money market instruments to decline sharply during the year. As of December 31, 2001, the average maturity of the Portfolio was 68 days.

Throughout 2001, the Portfolio's investments centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and higher-yielding asset-backed securities, including asset-backed commercial paper. By industry, the Portfolio mainly invested in securities of finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. The Portfolio also invested in securities issued by government-sponsored agencies, such as Fannie Maes(3).

During the period, we remained focused on buying only high-quality instruments, with all securities purchased for the Portfolio rated A-1/P-1 or higher. These are first-tier securities or generally those money market instruments in the highest rating category. The Portfolio was not invested in any split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). A concentration on the highest-quality securities helped manage Portfolio risk.

LOOKING AHEAD
Recent economic reports have been better than many investors expected, suggesting that the worst of the slowdown may be over. Consumer spending continued to hold steady in the fourth quarter of 2001, as consumers took advantage of retail discounts and low-cost financing packages on big-ticket items such as cars. We believe the Federal Reserve is near the end of its easing cycle, and we expect that it will refrain from raising interest rates until the second half of 2002.

As we move into 2002, we intend to bring the average maturity of the Portfolio closer to the average of all money market portfolios. As the market continues to look for signs of an economic recovery, we intend to remain focused on high-quality liquid investments, as the Portfolio seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Claude Athaide
Portfolio Manager
MacKay Shields LLC

(1) A basis point is one one-hundredth of one percent, so 100 basis points equals 1.00%.
(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.
(3) While some securities in the Portfolio may carry government backing or guaranteed payment of interest and principal, shares of the Portfolio are not guaranteed and prices will fluctuate so that when shares are sold, they may be worth more or less than their original price.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated periods. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

MAINSTAY VP GROWTH EQUITY PORTFOLIO

MARKET REVIEW
The U.S. stock market faced a challenging period in 2001, with several major indices finishing the year in negative territory for the second year in a row. This marked the first two-year string of losses since the early 1970s. Small-cap value stocks were among the few equity-market sectors to provide positive results in 2001, primarily due to entering the year with favorable valuations relative to the broader U.S. equity market.

Stocks in general were negatively affected by falling corporate profits that brought an end to one of the longest economic expansions in U.S. history. In response to economic weakness, the Federal Reserve began to ease interest rates in early January. By year-end the Fed had lowered the federal funds rate 11 times -- from 6.50% to 1.75%.

As the summer came to a close and the U.S. economy was beginning to show signs of stability, the September terrorist attacks caused a major market setback. By mid-December, initial success in the war against terrorism and supportive action by the Federal Reserve helped investors regain their composure, and generally stock prices rose from their mid-September lows. While the Federal Reserve's moves to lower short-term interest rates didn't immediately reignite the economy, by year-end, they had helped improve several economic indicators. With better-than-anticipated retail sales in the fourth quarter, investors began to look forward to a stronger economy in 2002.

Consumer discretionary stocks were among the strongest performers in 2001. After disappointing results in 2000, these economically sensitive issues benefited from lower interest rates throughout 2001. The worst-performing sector for the second consecutive year was technology, which suffered from falling revenues and profits, as well as extended valuations relative to the broader market. Despite a strong fourth-quarter rally, the technology sector of the S&P 500(R) Index(1) declined 26% for 2001.

PERFORMANCE REVIEW
For the 12 months ended December 31, 2001, the MainStay VP Growth Equity Portfolio returned -17.09%. The Portfolio slightly outperformed the average Lipper(2) Variable Products Growth Portfolio, which returned -17.61% over the same period. However, it underperformed the -11.87% return of the S&P 500(R) Index for 2001.

The Portfolio's relative performance was due primarily to disappointing stock selection. In general, the Portfolio was positioned too defensively in most sectors. As a result, it lagged the S&P 500(R) Index when the Federal Reserve aggressively injected liquidity into the market in early January and again in mid-September.

STRATEGIC STYLE AND SECTOR ALLOCATION
Throughout most of 2001, the Portfolio's allocation to growth and value stocks was relatively neutral. Anticipating continued economic weakness to continue from year-end 2000 into 2001, we positioned the Portfolio defensively early in the year. Like most investors, we were surprised by the Federal Reserve's preemptive lowering of interest rates on January 3, 2001. The market reacted by selling off many of the Portfolio's strongest performers from the previous year, especially in the consumer staples and health care sectors. The timing of the Federal Reserve's cut in interest rates made it difficult for the Portfolio to move quickly into more aggressive or early cyclical stocks.

Overall, the Portfolio was prudently positioned in most of its sector allocations, but stock selection within those sectors negatively impacted performance. For instance, the Portfolio wisely underweighted technology stocks throughout most of 2001, but the Portfolio's holdings within the sector underperformed. The Portfolio was correctly overweighted in the consumer discretionary sector, but, again, stock selection within this sector was disappointing. On the positive side, both the Portfolio's overweighted position and stock selection in the industrial sector benefited performance.

By year-end 2001, the Portfolio was generally market-neutral among most sectors with the exception of industrial and financial stocks. The Portfolio continued to overweight industrial stocks, since we believed industrials were positioned for earnings improvements in a strengthening economy. We have underweighted the Portfolio in financial stocks, since we believe interest rates may be near their bottom, and rising interest rates are typically challenging for financial firms.

STRONG AND WEAK PERFORMERS
The Portfolio's top-performing stocks came from a wide array of sectors. One of the Portfolio's strongest holdings in 2001 was International Business Machines ("IBM") (+43%)(3), the world's largest computer company. IBM benefited from strong operating performance in its mainframe and computer services division. Another strong performer was USA Networks (+40%), a diversified media and electronic commerce company, which benefited by selling its cable networks at an advantageous price. Lockheed Martin (+38%), a large defense contractor, benefited from an expected increase in defense spending and from winning a large defense program bid. Fiserv (+33%), an information management company for the financial services industry, advanced by providing consistent earnings growth while other companies announced disappointments. SPX (+26%), a diversified industrial products provider, also benefited from positive earnings growth despite the difficult economic environment.

The Portfolio's best-performing stock was a new purchase, Boston Scientific (+53%). After several years of poor performance, this maker of medical-supplies was able to stabilize its financial performance, and the stock responded favorably. Another new purchase that performed well in 2001 was Concord EFS (+43%), a company that specializes in payment processing. The company is currently benefiting from the increased use of debit cards, a niche in which Concord EFS is the leading processor.

Not surprisingly, many of the Portfolio's worst-performing holdings were technology companies. Some of the Portfolio's telecommunications-equipment stocks were hit hard by slowing revenues and earnings, especially in light of their extended valuations. These stocks included Nortel Networks (-52%), ADC Telecommunications (-49%), and Comverse Technology (-50%). With limited prospects for an upturn in the near future, we sold each of these stocks in 2001. Another poor performer was Watson Pharmaceuticals (-43%), which suffered from a negative earnings disappointment and from major strategic changes within the company that were not well received. Anticipating that it would take over a year for the stock to recover, we sold the Portfolio's position.

The Portfolio managed to avoid some losses with timely sales. Our decision to sell Enron in April at $54.30 per share was particularly noteworthy. When we decided to reduce utility exposure, the first position we sold was Enron, based on its high-risk profile. By year-end, the company was bankrupt.

LOOKING AHEAD
Our outlook for U.S. stocks remains generally positive. We anticipate an improving U.S. economy, better corporate earnings, and continued low inflation in 2002. But in light of equity valuations, we are not overly optimistic. Despite two consecutive years of negative market returns, equity valuations remain at historically high levels. We have never entered an economic recovery with valuations this high at the inception of the cycle. As a result, we believe corporate earnings are likely to be the key to performance in 2002.

We have positioned the Portfolio with companies that we believe are leaders in their respective industries. We prefer names that have improved their competitive positions through superior operational strength during the current recession. To justify stock valuations in 2002, we believe companies will have to demonstrate consistently strong operating results. Given this view, we plan to closely monitor all of the Portfolio's holdings and revisit their fundamental investment thesis. No matter how the markets may move, the Portfolio will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

                            $10,000 INVESTED IN THE
                      MAINSTAY VP GROWTH EQUITY PORTFOLIO
                       ON 1/23/84 VS S&P 500(R) INDEX AND
                          THE CONSUMER PRICE INDEX(4)
[LINE CHART]

                                           GROWTH EQUITY
                                             PORTFOLIO           S&P 500(R) INDEX     CONSUMER PRICE INDEX
                                           -------------         ----------------     --------------------
1/23/84                                     $   10000              $   10000              $   10000
1984                                             9824                  10755                  10365
1985                                          12162.1                14199.8                10758.9
1986                                          12648.6                16833.9                10877.2
1987                                          13035.6                17712.6                11359.1
1988                                          14791.5                20691.9                11861.1
1989                                          18632.9                  27216                12421.7
1990                                          17535.4                26350.6                13171.1
1991                                          23472.9                34405.9                13574.1
1992                                          26423.5                37051.8                13967.8
1993                                          30046.1                40753.2                14351.9
1994                                          30406.7                41278.9                14735.1
1995                                          39273.3                56791.5                15065.2
1996                                          48895.2                69829.6                15563.8
1997                                            61975                  93111                  15828
1998                                            78454                 119723                  16083
1999                                           101959                 144912                  16514
2000                                            98553                 131725                  17072
2001                                            81737                 115245                  17365

One Year: -17.09%  Three Years: 1.37%  Five Years: 10.82%  Ten Years:
13.29%  Since Inception: 12.42% (1/23/84)

(1) "Standard & Poor's 500 Composite Stock Price Index(R)" and "S&P 500(R)" are registered trademarks of The McGraw-Hill Companies, Inc. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation. The S&P 500(R) is an unmanaged index considered generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gains distributions. An investment cannot be made directly into an index.

(2) The Lipper Variable Insurance Products Performance Analysis Service (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with capital gains and dividends reinvested. Results do not reflect any deduction of sales charges. Past performance does not guarantee future results.

(3) Unless otherwise indicated, all returns reflect performance for the 12 months ended December 31, 2001.

(4) The Consumer Price Index (CPI) is a commonly used measure of the rate of inflation.

Included in the total returns is the reinvestment of all distributions at net asset value and the change in share price for the stated periods. Total returns for the Portfolio shown indicate past performance and are not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost. These results do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges.

The preceding information has not been audited.

Not all investment divisions are available under all policies.

                                    GLOSSARY

AGENCY SECURITIES: Bonds issued by government-sponsored agencies and federally related institutions.

ALLOCATION: An investment technique that diversifies a portfolio among different types of assets such as stocks, bonds, cash equivalents, precious metals, real estate and collectibles.

ASSET-BACKED SECURITIES: Securities backed by loan paper, receivables, or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

BASIS POINT: One hundredth of one percent in the yield of an investment, i.e., 100 basis points equals 1%.

BLUE CHIP: Stocks of companies known for their long-established record of earning profits and paying dividends. Blue chips tend to be large, stable and well known.

BOTTOM-UP INVESTING: Security selection based on the specific fundamental merits of individual issues. The opposite of "top-down" investing, which starts with general economic trends, compares market sectors, and uses relative security values to narrow the range of issues to examine.

COLLATERALIZED SECURITIES: Securities that require some kind of collateral, i.e. cash or assets.

COMMON STOCKS: Equity securities representing shares of ownership in a company and usually carrying voting rights and earning dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES: Preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

CORRECTION: A downward movement in the price of an individual stock, bond, commodity, index or the stock market as a whole.

CYCLICALS: A security or stock that tends to rise quickly with economic upturns and fall quickly when the economy slows. Examples are housing, steel, automobiles, and paper. Noncyclical industries, such as food, insurance, and pharmaceuticals, are likely to have more consistent performance regardless of economic changes.

DEFENSIVE: Stocks with investment returns that do not tend to decline as much as the market in general in times when stock prices are falling. These include companies with earnings that tend to grow despite the business cycle, such as food and drug firms, or companies that pay relatively high dividends like utilities.

DISCIPLINED: An investment strategy that follows specific guidelines, procedures and rules in making decisions.

FEDERAL FUNDS RATE: The interest rate that banks charge each other for the use of federal funds. This rate is used for overnight loans to banks that need more cash to meet bank reserve requirements. It changes daily and is the most sensitive indicator of general interest rate trends. The rate is not set directly by the Federal Reserve, but fluctuates in response to changes in supply and demand for funds.

FEDERAL RESERVE BOARD (THE FED): The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy and regulates the purchase of securities on margin.

FIXED-RATE INVESTMENTS: A security that pays a fixed rate of return. This usually refers to government, corporate or municipal bonds, which pay a fixed rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

FLOATING RATE SECURITY: Debt instrument with a variable interest rate. It provides protection against rising interest rates, but pay lower yields than fixed rate notes of the same maturity. Also known as a floater.

FUNDAMENTAL ANALYSIS: Fundamental analysis asserts that a stock's price is determined by the future course of its earnings and dividends. The fundamental analyst tries to determine what the intrinsic value of a stock's underlying business is by looking at its financial statements and its competitive position within its industry.

HIGH-COUPON:  A bond that pays a high interest rate.

LARGE-CAP: A share of a large publicly traded corporation, typically with a total market capitalization of greater than $5 billion. (Also called large-cap stocks, large-caps and blue chips.) Because of their size, large-caps tend to grow more slowly than small-cap stocks, but they also tend to be much more stable.

LIQUIDITY: Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

LONG-TERM BOND: Treasury bonds with maturities of more than 10 years; corporate bonds with maturities more than 15 years. Long-term bonds pay higher yields but have greater inflation and credit risk.

MARKET CAPITALIZATION: The total market value of a company or stock. Market capitalization is calculated by multiplying the number of outstanding shares by their current market price. Investors generally divide the U.S. market into three basic market caps: large-cap, mid-cap and small-cap.

MONEY MARKET: A type of mutual fund that invests in stable, short-term securities. Money-market funds are easily convertible into cash and usually maintain an unchanged value of $1 a share, but they are not insured by the federal government.

MORTGAGE-BACKED SECURITIES: Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

OVERWEIGHT/UNDERWEIGHT: The proportion of a portfolio allocated to a specific security, market sector or country, i.e., a portfolio is said to be overweighed in a sector or country when that portion of the portfolio is greater than the sector's general relationship to the market as a whole, or is greater than the country's total equities relative to the international equity markets as a whole.

P/E RATIO: Price-to-earnings ratio. The price of a stock divided by its earnings per share.

POSITION:  An investor's stake in a particular security or market.

REIT: Real Estate Investment Trust, an organization similar to an investment company in some respects but concentrating its holdings in real estate investments. The yield is generally liberal since REITs are required to distribute as much as 90% of their income.

TIGHTEN/LOOSEN/EASE: When the Federal Reserve Board moves to raise interest rates, it is said to be "tightening" or making borrowing more expensive. When it moves to lower rates, it is said to be "loosening", "easing" or making borrowing more affordable.

TOTAL RETURN: The performance of an investment with all income and capital gains reinvested.

U.S. TREASURY DEBT: Debt incurred by the U.S. Treasury by way of selling U.S. Treasury bonds to the public.

VALUE-ORIENTED, VALUE INVESTING, VALUE APPROACH: A style of investing which looks for companies that have been overlooked or undervalued by the market, but with underlying sound fundamentals. Value investors typically buy stocks with high dividend yields, or ones that trade at a low price-to-earnings ratio (P/E) or low price-to-book ratio (P/B).

VOLATILITY: Fluctuations in the price of securities or markets, up or down, over a short period of time.

YIELD: The income per share (or current value of a security) paid to investors over a specified period of time. It is expressed as a percentage of the cost of the security, generally obtained by dividing the current market price for a stock or bond into the annual dividend or interest payment. As the price of a stock or bond declines, its yield rises. Mutual fund yields are expressed as a percentage of the fund's current price per share.

YIELD CURVE: This is a graph showing the yields for bonds of different maturities. When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

LONG-TERM BONDS (94.3%)+
CORPORATE BONDS (43.1%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
AUTO LEASES (2.7%)
Ford Motor Credit Co.
 6.875%, due 2/1/06..............  $ 5,000,000   $  5,007,205
General Motors Acceptance Corp.
 6.75%, due 1/15/06..............    5,000,000      5,082,330
                                                 ------------
                                                   10,089,535
                                                 ------------
AUTOMOBILES (1.3%)
DaimlerChrysler North America
 Holding Corp.
 7.20%, due 9/1/09...............    5,000,000      4,997,260
                                                 ------------
BANKS--MAJOR REGIONAL (1.5%)
Bank of America Corp.
 7.80%, due 2/15/10..............    5,000,000      5,468,325
                                                 ------------
BANKS--MONEY CENTER (1.3%)
Fleet National Bank
 5.75%, due 1/15/09..............    5,000,000      4,833,525
                                                 ------------
BEVERAGES--ALCOHOLIC (0.8%)
Anheuser-Busch Cos., Inc.
 6.00%, due 4/15/11..............    3,000,000      3,033,831
                                                 ------------
BEVERAGES--SOFT DRINKS (0.8%)
Pepsi Bottling Group, Inc.
 Series B
 7.00%, due 3/1/29...............    3,000,000      3,160,992
                                                 ------------
CABLE TV (1.3%)
CSC Holdings Inc.
 7.25%, due 7/15/08..............    5,000,000      4,952,115
                                                 ------------
CHEMICALS (0.6%)
Rohm & Haas Co.
 6.95%, due 7/15/04..............    2,000,000      2,117,810
                                                 ------------
COMPUTER SYSTEMS (1.1%)
IBM Corp.
 4.875%, due 10/1/06.............    4,000,000      3,969,196
                                                 ------------
CONSUMER FINANCE (0.9%)
Household Finance Corp.
 7.875%, due 3/1/07..............    3,000,000      3,223,545
                                                 ------------
ELECTRIC POWER COMPANIES (1.3%)
Commonwealth Edison Co.
 6.95%, due 7/15/18..............    5,000,000      4,873,010
                                                 ------------
ELECTRICAL EQUIPMENT (1.4%)
Texas Utilities Holdings
 6.375%, due 6/15/06.............    5,000,000      5,036,155
                                                 ------------

------------
+ Percentages indicated are based on Portfolio net assets.

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------
FINANCE (5.0%)
Boeing Capital Corp.
 5.75%, due 2/15/07..............  $ 5,000,000   $  4,985,250
General Electric Capital Corp.
 7.25%, due 5/3/04...............    8,000,000      8,634,528
Washington Mutual Financial Corp.
 6.875%, due 6/15/11.............    5,000,000      5,130,675
                                                 ------------
                                                   18,750,453
                                                 ------------
FINANCIAL--MISCELLANEOUS (3.9%)
CIT Group, Inc.
 7.125%, due 10/15/04............    2,000,000      2,116,766
National Rural Utilities
 Cooperative Finance Corp.
 6.00%, due 5/15/06..............    5,000,000      5,079,375
Wells Fargo Financial, Inc.
 6.85%, due 7/15/09..............    7,000,000      7,304,304
                                                 ------------
                                                   14,500,445
                                                 ------------
FOOD (2.6%)
Campbell Soup Co.
 6.75%, due 2/15/11..............    2,000,000      2,080,762
Delhaize America, Inc.
 7.375%, due 4/15/06 (a).........    2,500,000      2,650,363
Kellogg Co.
 Series B
 6.00%, due 4/1/06...............    5,000,000      5,120,025
                                                 ------------
                                                    9,851,150
                                                 ------------
HEALTH CARE--DIVERSIFIED (1.3%)
Bristol-Myers Squibb Co.
 4.75%, due 10/1/06..............    5,000,000      4,959,585
                                                 ------------
OIL--INTEGRATED DOMESTIC (3.1%)
Conoco Funding Co.
 5.45%, due 10/15/06.............    5,000,000      5,001,935
Phillips Petroleum Co.
 8.50%, due 5/25/05..............    6,000,000      6,635,256
                                                 ------------
                                                   11,637,191
                                                 ------------
RAILROADS (4.0%)
CSX Corp.
 7.05%, due 5/1/02 (b)...........    7,000,000      7,107,471
Norfolk Southern Corp.
 7.80%, due 5/15/27..............    7,000,000      7,634,095
                                                 ------------
                                                   14,741,566
                                                 ------------
RETAIL STORES--GENERAL MERCHANDISE (1.4%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............    5,000,000      5,403,405
                                                 ------------
TELECOMMUNICATIONS--CELLULAR/
 WIRELESS (2.2%)
AT&T Wireless Services Inc.
 8.75%, due 3/1/31...............    5,000,000      5,666,940
Cingular Wireless
 6.50%, due 12/15/11 (a).........    2,500,000      2,532,890
                                                 ------------
                                                    8,199,830
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT         VALUE
                                   --------------------------
TELECOMMUNICATIONS--LONG DISTANCE (3.5%)
Sprint Capital Corp.
 6.90%, due 5/1/19...............  $ 3,000,000   $  2,810,058
Verizon New England Inc.
 6.50%, due 9/15/11..............    5,000,000      5,083,475
WorldCom, Inc.--WorldCom Group
 6.50%, due 5/15/04..............    5,000,000      5,137,470
                                                 ------------
                                                   13,031,003
                                                 ------------
TELEPHONE (1.1%)
BellSouth Corp.
 5.00%, due 10/15/06.............    4,000,000      3,970,396
                                                 ------------
Total Corporate Bonds
 (Cost $155,705,337).............                 160,800,323
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (45.9%)
FEDERAL NATIONAL MORTGAGE
ASSOCIATION (6.6%)
 5.125%, due 2/13/04.............   12,000,000     12,409,380
 5.375%, due 11/15/11............    5,000,000      4,848,080
 5.91%, due 8/25/03..............    7,000,000      7,337,071
                                                 ------------
                                                   24,594,531
                                                 ------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (MORTGAGE
 PASS-THROUGH SECURITIES) (19.7%)
 5.50%, due 5/1/16...............   11,620,578     11,435,369
 6.00%, due 2/1/14 - 10/1/28.....    9,954,277      9,890,570
 6.50%, due 11/1/09 - 7/1/31.....   27,226,925     27,404,964
 7.00%, due 2/1/27 - 4/1/31......   16,647,845     17,017,536
 7.50%, due 7/1/28...............    2,712,888      2,817,071
 8.00%, due 5/1/25 - 12/1/29.....    4,786,737      5,050,179
                                                 ------------
                                                   73,615,689
                                                 ------------
GOVERNMENT NATIONAL
 MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH
 SECURITY) (0.3%)
 9.00%, due 4/15/26..............      929,805      1,009,534
                                                 ------------
UNITED STATES TREASURY
 BONDS (5.6%)
 5.375%, due 2/15/31.............   11,000,000     10,840,170
 6.25%, due 5/15/30..............    5,000,000      5,410,950
 7.125%, due 2/15/23.............    4,000,000      4,656,880
                                                 ------------
                                                   20,908,000
                                                 ------------
UNITED STATES TREASURY
 NOTES (13.7%)
 4.625%, due 5/15/06.............   11,000,000     11,149,490
 5.50%, due 2/15/11 - 8/15/11....   12,000,000     11,960,580

                                    PRINCIPAL
                                      AMOUNT         VALUE
                                   --------------------------
UNITED STATES TREASURY
 NOTES (Continued)
 5.75%, due 11/15/05.............  $22,500,000   $ 23,762,025
 6.25%, due 2/15/07..............    4,000,000      4,318,120
                                                 ------------
                                                   51,190,215
                                                 ------------
Total U.S. Government & Federal
 Agencies
 (Cost $170,037,917).............                 171,317,969
                                                 ------------
YANKEE BONDS (5.3%)
FOREIGN GOVERNMENTS (2.9%)
Province of British Columbia
 4.625%, due 10/3/06.............    5,000,000      4,905,150
Province of Ontario
 5.50%, due 10/1/08..............    6,000,000      6,006,804
                                                 ------------
                                                   10,911,954
                                                 ------------
TELECOMMUNICATIONS--LONG
 DISTANCE (1.2%)
British Telecommunications PLC
 8.625%, due 12/15/30............    4,000,000      4,607,948
                                                 ------------
TELEPHONE (1.2%)
France Telecom SA
 7.20%, due 3/1/06 (a)...........    4,000,000      4,247,568
                                                 ------------
Total Yankee Bonds
 (Cost $18,924,446)..............                  19,767,470
                                                 ------------
Total Long-Term Bonds
 (Cost $344,667,700).............                 351,885,762
                                                 ------------
SHORT-TERM
INVESTMENTS (2.9%)
COMMERCIAL PAPER (2.9%)
Alcoa Inc.
 1.75%, due 1/2/02...............    5,124,000      5,123,751
UBS Finance Delaware LLC
 1.80%, due 1/2/02...............    5,000,000      4,999,750
Wells Fargo & Co.
 1.77%, due 1/14/02..............      652,000        651,583
                                                 ------------
Total Short-Term Investments
 (Cost $10,775,084)..............                  10,775,084
                                                 ------------
Total Investments
 (Cost $355,442,784) (c).........         97.2%   362,660,846(d)
Cash and Other Assets,
 Less Liabilities................          2.8     10,321,712
                                   -----------   ------------
Net Assets.......................        100.0%  $372,982,558
                                   ===========   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2001

------------
(a) May be sold to institutional investors only.
(b) Long-term security maturing within the subsequent twelve month period.
(c) The cost for federal income tax purposes is $355,451,086.
(d) At December 31, 2001 net unrealized appreciation was $7,209,760, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $9,454,349 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,244,589.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

ASSETS:
Investment in securities, at value
  (identified cost $355,442,784).........   $362,660,846
Cash.....................................          1,112
Receivables:
  Fund shares sold.......................      6,282,698
  Interest...............................      4,777,195
                                            ------------
        Total assets.....................    373,721,851
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................        506,518
  Adviser................................         76,743
  Administrator..........................         61,395
  Shareholder communication..............         46,978
Accrued expenses.........................         47,659
                                            ------------
        Total liabilities................        739,293
                                            ------------
Net assets applicable to outstanding
  shares.................................   $372,982,558
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares authorized...   $    284,503
Additional paid-in capital...............    371,091,798
Accumulated undistributed net investment
  income.................................        209,054
Accumulated net realized loss on
  investments............................     (5,820,859)
Net unrealized appreciation on
  investments............................      7,218,062
                                            ------------
Net assets applicable to outstanding
  shares.................................   $372,982,558
                                            ============
Shares of capital stock outstanding......     28,450,269
                                            ============
Net asset value per share outstanding....   $      13.11
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest...............................   $ 18,777,829
                                            ------------
Expenses:
  Advisory...............................        759,475
  Administration.........................        607,580
  Shareholder communication..............        100,585
  Professional...........................         60,260
  Directors..............................         11,110
  Portfolio pricing......................          7,834
  Miscellaneous..........................         21,699
                                            ------------
        Total expenses...................      1,568,543
                                            ------------
Net investment income....................     17,209,286
                                            ------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Net realized gain on investments.........      2,950,968
Net change in unrealized appreciation on
  investments............................      5,488,633
                                            ------------
Net realized and unrealized gain on
  investments............................      8,439,601
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 25,648,887
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000

                                                                  2001           2000
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 17,209,286   $ 16,338,319
  Net realized gain (loss) on investments...................     2,950,968     (5,130,567)
  Net change in unrealized appreciation on investments......     5,488,633     12,579,168
                                                              ------------   ------------
  Net increase in net assets resulting from operations......    25,648,887     23,786,920
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income................................   (17,222,825)   (16,305,703)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares..........................   118,047,838     14,477,281
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...............................    17,222,825     16,305,703
                                                              ------------   ------------
                                                               135,270,663     30,782,984
  Cost of shares redeemed...................................   (28,286,725)   (68,052,765)
                                                              ------------   ------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................   106,983,938    (37,269,781)
                                                              ------------   ------------
Net increase (decrease) in net assets.......................   115,410,000    (29,788,564)
NET ASSETS:
Beginning of year...........................................   257,572,558    287,361,122
                                                              ------------   ------------
End of year.................................................  $372,982,558   $257,572,558
                                                              ============   ============
Accumulated undistributed net investment income at end of
  year......................................................  $    209,054   $     92,583
                                                              ============   ============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                            YEAR ENDED DECEMBER 31
                                                              2001           2000       1999       1998       1997
                                                           ---------------------------------------------------------
Net asset value at beginning of year.....................   $  12.59       $  12.24   $  13.23   $  13.14   $  12.83
                                                            --------       --------   --------   --------   --------
Net investment income....................................       0.65           0.85       0.78       0.74       0.88
Net realized and unrealized gain (loss) on investments...       0.52           0.35      (0.99)      0.46       0.35
                                                            --------       --------   --------   --------   --------
Total from investment operations.........................       1.17           1.20      (0.21)      1.20       1.23
                                                            --------       --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.............................     (0.65)          (0.85)     (0.78)     (0.74)     (0.88)
  From net realized gain on investments..................         --             --      (0.00)(a)  (0.37)     (0.04)
                                                            --------       --------   --------   --------   --------
Total dividends and distributions........................     (0.65)          (0.85)     (0.78)     (1.11)     (0.92)
                                                            --------       --------   --------   --------   --------
Net asset value at end of year...........................   $  13.11       $  12.59   $  12.24   $  13.23   $  13.14
                                                            ========       ========   ========   ========   ========
Total investment return..................................       9.27%          9.82%     (1.53%)     9.12%      9.65%
Ratios (to average net assets)/Supplemental Data:
  Net investment income..................................       5.66%          6.37%      5.86%      5.86%      6.42%
  Expenses...............................................       0.52%          0.51%      0.50%      0.52%      0.50%
Portfolio turnover rate..................................         54%            58%       161%       206%       187%
Net assets at end of year (in 000's).....................   $372,983       $257,573   $287,361   $277,392   $228,949

------------
(a)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

SHORT-TERM INVESTMENTS (94.4%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -------------------------
BANK NOTES (0.8%)
First Union National Bank, Series
 1
 2.12%, due 9/6/02 (b)(c).........  $4,000,000   $  4,004,673
                                                 ------------
CERTIFICATES OF DEPOSIT (5.8%)
(Euro Certificates of Deposit)
Bayerische Landesbank
 2.43%, due 4/4/02 (c)............   4,000,000      4,001,116
Bayerische Landesbank Girozentrale
 4.64%, due 4/19/02 (c)...........   4,000,000      4,003,832
Halifax PLC
 2.05%, due 2/6/02 (c)............   4,000,000      4,000,118
(Yankee Certificates of Deposit)
Bayerische Landesbank Girozentrale
 New York, Series F
 7.10%, due 7/5/02 (c)............   3,740,000      3,836,800
Quebec (Province of)
 7.50%, due 7/15/02 (c)...........   4,000,000      4,097,344
Rabobank Nederland N.V. New York
 3.62%, due 5/7/02 (c)............   4,000,000      4,001,354
UBS AG Stamford CT
 4.01%, due 7/2/02 (c)............   4,000,000      4,024,199
                                                 ------------
                                                   27,964,763
                                                 ------------
COMMERCIAL PAPER (47.3%)
Abbey National North America
 2.04%, due 5/15/02...............   4,000,000      3,969,627
ABN-AMRO North America Finance,
 Inc.
 3.82%, due 3/1/02................   4,000,000      3,974,958
American Express Credit Corp.
 1.78%, due 5/17/02...............   4,000,000      3,973,102
 1.95%, due 1/15/02...............   4,000,000      3,996,967
 3.67%, due 3/11/02...............   3,000,000      2,978,897
American General Finance Corp.
 2.07%, due 1/24/02...............   4,000,000      3,994,710
ANZ (DE), Inc.
 1.87%, due 2/11/02...............   4,000,000      3,991,481
Atlantis One Funding Corp.
 2.50%, due 3/11/02 (a)...........   4,000,000      3,980,833
 3.34%, due 2/15/02 (a)...........   4,000,000      3,983,300
Barclays U.S. Funding Corp.
 1.78%, due 1/29/02...............   4,000,000      3,994,462
Bayerische Hypo-und Vereinsbank AG
 2.01%, due 2/4/02................   4,000,000      3,992,407
BellSouth Corp.
 1.89%, due 1/25/02 (a)...........   4,000,000      3,994,000
BP Amoco Capital PLC
 2.37%, due 4/1/02................   4,000,000      3,976,300
 2.45%, due 3/26/02...............   4,000,000      3,977,133
ChevronTexaco Corp.
 1.78%, due 1/28/02-1/30/02.......   7,200,000      7,190,046
Deutsche Bank Financial, Inc.
 2.46%, due 1/17/02...............   4,000,000      3,995,627

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -------------------------
COMMERCIAL PAPER (Continued)
Dexia Delaware LLC
 1.85%, due 6/4/02................  $4,000,000   $  3,968,344
 2.22%, due 1/23/02...............   4,000,000      3,994,573
Emerson Electric Co.
 1.75%, due 1/15/02 (a)...........   4,000,000      3,997,278
FCAR Owner Trust
 1.78%, due 3/13/02...............   4,000,000      3,985,958
General Electric Capital Corp.
 3.00%, due 1/10/02...............   4,000,000      3,997,000
 3.68%, due 3/12/02...............   3,000,000      2,978,533
KFW International Finance, Inc.
 2.00%, due 2/4/02................   4,000,000      3,992,444
 2.10%, due 3/20/02...............   4,000,000      3,981,367
 2.43%, due 1/28/02...............   4,000,000      3,992,710
Lloyds Bank PLC
 1.81%, due 3/14/02...............   2,700,000      2,690,226
Metlife Funding Inc.
 2.05%, due 2/5/02................   4,000,000      3,992,028
 2.10%, due 1/22/02...............   3,000,000      2,996,325
Minnesota Mining & Manufacturing
 Co.
 1.69%, due 3/15/02...............   4,750,000      4,733,722
 2.25%, due 1/7/02................   4,000,000      3,998,500
Morgan Stanley Dean Witter & Co.
 2.02%, due 1/14/02...............   4,000,000      3,997,082
 2.04%, due 1/29/02...............   4,000,000      3,993,653
Nationwide Building Society
 1.79%, due 2/21/02...............   4,200,000      4,189,350
 2.30%, due 2/5/02................   4,000,000      3,991,056
 3.23%, due 3/7/02................   4,000,000      3,976,672
Nestle Capital Corp.
 1.75%, due 4/9/02 (a)............   3,000,000      2,985,708
 2.04%, due 3/27/02 (a)...........   4,000,000      3,980,733
 2.22%, due 4/24/02...............   5,000,000      4,965,158
Pfizer, Inc.
 2.18%, due 1/16/02 (a)...........   4,000,000      3,996,367
Prudential PLC
 1.78%, due 1/10/02 (a)...........   4,000,000      3,998,220
 2.04%, due 2/14/02 (a)...........   4,000,000      3,990,027
Prudential Funding LLC
 2.05%, due 2/27/02...............   4,000,000      3,987,017
Receivables Capital Corp.
 2.08%, due 5/10/02 (a)...........   2,388,000      2,370,201
 2.20%, due 1/25/02 (a)...........   4,000,000      3,994,133
Rio Tinto America, Inc.
 1.87%, due 3/6/02 (a)............   4,000,000      3,986,702
 2.04%, due 2/22/02 (a)...........   2,900,000      2,891,455
 2.07%, due 1/24/02 (a)...........   4,000,000      3,994,710
Royal Bank of Canada
 1.87%, due 2/5/02................   4,000,000      3,992,728

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2001

SHORT-TERM INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -------------------------
COMMERCIAL PAPER (Continued)
San Paolo IMI U.S. Financial Co.
 2.30%, due 1/11/02...............  $4,000,000   $  3,997,444
 3.31%, due 3/5/02................   4,000,000      3,976,830
SBC Communications, Inc.
 2.07%, due 2/28/02 (a)...........   4,000,000      3,986,660
Societe Generale N.A., Inc.
 2.28%, due 2/11/02...............   4,000,000      3,989,613
 3.40%, due 2/13/02...............   4,000,000      3,983,756
Svenska Handelsbanken AB
 2.27%, due 2/8/02................   4,000,000      3,990,416
 2.33%, due 2/11/02...............   4,000,000      3,989,750
UBS Finance Delaware LLC
 1.76%, due 3/27/02...............   3,000,000      2,987,533
Unilever Capital Corp.
 2.10%, due 1/4/02 (a)............   3,325,000      3,324,418
Wells Fargo & Co.
 2.23%, due 1/18/02...............   5,000,000      4,994,735
                                                 ------------
                                                  227,764,985
                                                 ------------
CORPORATE BONDS (2.7%)
Bank of America Corp.
 7.75%, due 7/15/02 (c)...........   4,500,000      4,635,853
Lilly (Eli) & Co.
 4.70%, due 3/22/02 (a)(c)........   3,000,000      3,000,000
Wells Fargo & Co.
 6.50%, due 9/3/02 (c)............   5,000,000      5,144,966
                                                 ------------
                                                   12,780,819
                                                 ------------
MEDIUM-TERM NOTES (6.8%)
Bank of America Corp., Series H
 7.35%, due 4/3/02 (c)............   4,000,000      4,045,113
Chase Manhattan Corp., Series C
 2.68%, due 1/3/02 (b)(c).........   6,000,000      6,000,036
Donaldson, Lufkin & Jenrette, Inc.
 2.68%, due 1/9/02 (b)(c).........   3,500,000      3,500,205
Goldman Sachs Group, Inc., Series
 B
 2.325%, due 8/21/02 (b)(c).......   4,000,000      4,005,311
IBM Corp., Series E
 5.80%, due 9/9/02 (c)............   4,000,000      4,078,906
Merrill Lynch & Co., Inc., Series
 B
 2.066%, due 8/15/02 (b)(c).......   4,000,000      4,004,628
Salomon Smith Barney Holdings,
 Inc. Series I
 2.00%, due 9/20/02 (b)(c)........   4,000,000      4,003,872
 2.305%, due 8/7/02 (b)(c)........   3,000,000      3,003,587
                                                 ------------
                                                   32,641,658
                                                 ------------
MORTGAGE-BACKED SECURITY (1.3%)
COMMERCIAL MORTGAGE LOAN (COLLATERALIZED MORTGAGE OBLIGATION)
 (1.3%)
Holmes Financing PLC Series 5,
 Class 1A
 1.91%, due 10/15/02 (b)(c).......   6,000,000      6,000,000
                                                 ------------

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    -------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (26.9%)
Federal Home Loan Banks (Discount Notes)
 1.86%, due 4/10/02...............  $4,200,000   $  4,193,862
 2.00%, due 2/1/02................   3,500,000      3,493,972
 2.17%, due 1/18/02...............   4,000,000      3,995,901
Federal National Mortgage
 Association (Discount Notes)
 1.71%, due 3/7/02-6/13/02........  10,125,000     10,075,119
 1.91%, due 8/29/02...............   4,000,000      3,949,067
 2.04%, due 1/31/02...............   4,000,000      3,993,200
 2.17%, due 3/8/02................   5,000,000      4,980,063
 2.20%, due 4/11/02...............   3,175,000      3,155,597
 2.23%, due 1/17/02...............   5,000,000      4,995,044
 2.30%, due 3/21/02...............   6,000,000      5,969,717
 3.36%, due 2/21/02...............   9,100,000      9,066,510
 3.64%, due 3/15/02...............   4,000,000      3,970,476
 3.75%, due 2/25/02...............   4,000,000      3,977,083
Freddie Mac (Discount Notes)
 1.73%, due 4/26/02...............   5,000,000      4,972,368
 2.00%, due 2/7/02................   4,000,000      3,991,778
 2.08%, due 2/15/02...............   9,900,000      9,873,510
 2.20%, due 3/28/02...............   6,500,000      6,465,839
 2.63%, due 3/18/02...............   4,000,000      3,977,791
 2.65%, due 1/11/02...............   4,000,000      3,997,056
 3.19%, due 2/28/02...............   4,900,000      4,874,817
International Bank for
 Reconstruction & Development
 (Discount Note)
 1.74%, due 3/4/02................   4,000,000      3,988,013
 6.75%, due 3/6/02 (c)............   4,000,000      4,034,852
United States Treasury Note
 3.625%, due 7/15/02 (c)(d).......  17,199,955     17,355,794
                                                 ------------
                                                  129,347,429
                                                 ------------
                                     SHARES
                                    ----------
INVESTMENT COMPANY (2.8%)
Merrill Lynch Premier
 Institutional Fund...............  13,510,000     13,510,000
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $454,014,327)
 (e)..............................        94.4%   454,014,327
Cash and Other Assets, Less
 Liabilities......................         5.6     27,156,892
                                     ---------   ------------
Net Assets........................       100.0%  $481,171,219
                                     =========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2001.
(c) Coupon interest bearing security.
(d) Treasury Inflation-Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(e) The cost stated also represents the aggregate cost for federal income tax purposes.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

The table below sets forth the diversification of Cash Management Portfolio investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT+
                              ------------------------
Banks #.....................  $142,286,026       29.5%
Computers & Office
  Equipment.................     4,078,906        0.9
Conglomerates...............     6,975,533        1.4
Consumer Financial
  Services..................    10,948,966        2.3
Electrical Equipment........     3,997,278        0.8
Finance.....................     6,000,000        1.2
Foreign Government..........     4,097,344        0.9
Health Care-Drugs...........     3,996,367        0.8
Health Care-Medical
  Products..................     3,000,000        0.6
Insurance...................     7,981,727        1.7
Insurance-Life & Health.....     7,988,247        1.7
Investment Bank/Brokerage...    26,508,338        5.5
Investment Company..........    13,510,000        2.8
Manufacturing-Diversified...     8,732,222        1.8
Metals-Miscellaneous........    10,872,867        2.3
Oil-Integrated Domestic.....     7,190,046        1.5
Special Purpose Finance.....    48,522,371       10.1
Telephone...................     7,980,660        1.7
U.S. Government & Federal
  Agencies..................   129,347,429       26.9
                               -----------    -------
                               454,014,327       94.4
Cash and Other Assets, Less
  Liabilities...............    27,156,892        5.6
                               -----------    -------
Net Assets..................  $481,171,219      100.0%
                               ===========    =======

------------
+ Percentages indicated are based on Portfolio net assets.
# The Portfolio will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CASH MANAGEMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

ASSETS:
Investment in securities, at value
  (amortized cost $454,014,327)..........   $454,014,327
Cash.....................................         27,610
Receivables:
  Fund shares sold.......................     26,969,691
  Interest...............................      1,588,618
                                            ------------
        Total assets.....................    482,600,246
                                            ------------
LIABILITIES:
Payables:
  Fund shares redeemed...................      1,084,553
  Adviser................................         97,315
  Administrator..........................         78,863
  Shareholder communication..............         73,936
  Custodian..............................         13,139
  Directors..............................            110
Accrued expenses.........................         44,988
Dividend payable.........................         36,123
                                            ------------
        Total liabilities................      1,429,027
                                            ------------
Net assets applicable to outstanding
  shares.................................   $481,171,219
                                            ============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 700 million shares authorized...   $  4,811,716
Additional paid-in capital...............    476,356,839
Accumulated undistributed net realized
  gain on investments....................          2,664
                                            ------------
Net assets applicable to outstanding
  shares.................................   $481,171,219
                                            ============
Shares of capital stock outstanding......    481,171,590
                                            ============
Net asset value per share outstanding....   $       1.00
                                            ============

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest...............................   $ 16,078,708
                                            ------------
Expenses:
  Advisory...............................        979,221
  Administration.........................        783,377
  Shareholder communication..............        199,043
  Professional...........................         63,367
  Custodian..............................         41,914
  Directors..............................         14,283
  Miscellaneous..........................         31,416
                                            ------------
        Total expenses...................      2,112,621
                                            ------------
Net investment income....................     13,966,087
                                            ------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.........          3,086
                                            ------------
Net increase in net assets resulting from
  operations.............................   $ 13,969,173
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

CASH MANAGEMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000

                                                                   2001              2000
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    13,966,087   $    18,471,805
  Net realized gain on investments..........................            3,086               971
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations......       13,969,173        18,472,776
                                                              ---------------   ---------------
Dividends and distributions to shareholders:
  From net investment income................................      (13,966,087)      (18,471,805)
  From net realized gain on investments.....................           (1,363)               --
                                                              ---------------   ---------------
    Total dividends and distributions to shareholders.......      (13,967,450)      (18,471,805)
                                                              ---------------   ---------------
Capital share transactions:
  Net proceeds from sale of shares..........................    2,112,270,966     1,228,625,528
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............       13,931,327        18,470,839
                                                              ---------------   ---------------
                                                                2,126,202,293     1,247,096,367
  Cost of shares redeemed...................................   (1,950,947,991)   (1,395,652,374)
                                                              ---------------   ---------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................      175,254,302      (148,556,007)
                                                              ---------------   ---------------
Net increase (decrease) in net assets.......................      175,256,025      (148,555,036)
NET ASSETS:
Beginning of year...........................................      305,915,194       454,470,230
                                                              ---------------   ---------------
End of year.................................................  $   481,171,219   $   305,915,194
                                                              ===============   ===============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                            YEAR ENDED DECEMBER 31
                                                              2001          2000       1999       1998       1997
                                                           ------------------------------------------------------
Net asset value at beginning of year.....................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                                            --------      --------   --------   --------   --------
Net investment income....................................       0.04          0.06       0.05       0.05       0.05
                                                            --------      --------   --------   --------   --------
Less dividends and distributions:
  From net investment income.............................      (0.04)        (0.06)     (0.05)     (0.05)     (0.05)
  From net realized gain on investments..................      (0.00)(a)        --      (0.00)(a)  (0.00)(a)     --
                                                            --------      --------   --------   --------   --------
Total dividends and distributions........................      (0.04)        (0.06)     (0.05)     (0.05)     (0.05)
                                                            --------      --------   --------   --------   --------
Net asset value at end of year...........................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                                            ========      ========   ========   ========   ========
Total investment return..................................       3.84%         6.06%      4.84%      5.18%      5.25%
Ratios (to average net assets)/Supplemental Data:
  Net investment income..................................       3.57%         5.87%      4.79%      5.05%      5.13%
  Expenses...............................................       0.54%         0.52%      0.51%      0.54%      0.54%
Net assets at end of year (in 000's).....................   $481,171      $305,915   $454,470   $231,552   $140,782

------------
(a)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001

COMMON STOCKS (97.2%)+
                                    SHARES          VALUE
                                  ----------------------------
AEROSPACE/DEFENSE (3.9%)
General Dynamics Corp. .........      158,000   $   12,583,120
Lockheed Martin Corp. ..........      350,000       16,334,500
United Technologies Corp. ......      190,000       12,279,700
                                                --------------
                                                    41,197,320
                                                --------------
ALUMINUM (0.8%)
Alcoa Inc. .....................      234,700        8,343,585
                                                --------------
BANKS (2.9%)
Bank of America Corp. ..........      157,500        9,914,625
FleetBoston Financial Corp. ....      307,000       11,205,500
JP Morgan Chase & Co. ..........      260,700        9,476,445
                                                --------------
                                                    30,596,570
                                                --------------
BEVERAGES (3.6%)
Anheuser-Busch Cos., Inc. ......      332,000       15,009,720
PepsiCo, Inc. ..................      480,300       23,385,807
                                                --------------
                                                    38,395,527
                                                --------------
BIOTECHNOLOGY (1.7%)
Genentech, Inc. (a).............      136,000        7,378,000
Gilead Sciences, Inc. (a).......       76,100        5,001,292
IDEC Pharmaceuticals Corp.
 (a)............................       78,100        5,383,433
                                                --------------
                                                    17,762,725
                                                --------------
BROADCAST/MEDIA (4.3%)
Charter Communications, Inc.
 (a)............................      799,600       13,137,428
Clear Channel Communications,
 Inc. (a).......................      315,443       16,059,203
USA Networks, Inc. (a)..........      594,000       16,222,140
                                                --------------
                                                    45,418,771
                                                --------------
CHEMICALS (1.0%)
Dow Chemical Co. (The)..........      300,000       10,134,000
                                                --------------
COMMUNICATIONS--EQUIPMENT (3.2%)
Cisco Systems, Inc. (a).........      596,000       10,793,560
Nokia Corp. PLC ADR (b).........      441,700       10,834,901
QUALCOMM Inc. (a)...............      248,500       12,549,250
                                                --------------
                                                    34,177,711
                                                --------------
COMPUTER SOFTWARE & SERVICES (6.2%)
Affiliated Computer Services,
 Inc. (a).......................       75,700        8,034,041
Computer Associates
 International, Inc. ...........      190,000        6,553,100
Compuware Corp. (a).............      560,000        6,602,400
Concord EFS, Inc. (a)...........      498,000       16,324,440
Fiserv, Inc. (a)................      371,000       15,700,720
Microsoft Corp. (a).............      188,300       12,478,641
                                                --------------
                                                    65,693,342
                                                --------------

                                     SHARES          VALUE
                                  ----------------------------
COMPUTER SYSTEMS (4.4%)
Dell Computer Corp. (a).........      416,000   $   11,306,880
International Business Machines
 Corp. .........................      144,000       17,418,240
Lexmark International, Inc.
 (a)............................      298,000       17,582,000
                                                --------------
                                                    46,307,120
                                                --------------
COSMETICS/PERSONAL CARE (1.2%)
Avon Products, Inc. ............      277,000       12,880,500
                                                --------------
ELECTRIC POWER COMPANIES (2.3%)
Duke Energy Corp. ..............      150,000        5,889,000
Exelon Corp. ...................      145,000        6,942,600
FirstEnergy Corp. ..............      321,100       11,232,078
                                                --------------
                                                    24,063,678
                                                --------------
ELECTRICAL EQUIPMENT (1.1%)
General Electric Co. ...........      291,500       11,683,320
                                                --------------
ELECTRONICS--COMPONENTS (1.9%)
SPX Corp. (a)...................      146,700       20,083,230
                                                --------------
ELECTRONICS--SEMICONDUCTORS (3.5%)
Applied Materials, Inc. (a).....      200,000        8,020,000
Micron Technology, Inc. (a).....      220,000        6,820,000
NVIDIA Corp. (a)................      188,100       12,583,890
Texas Instruments Inc. .........      344,500        9,646,000
                                                --------------
                                                    37,069,890
                                                --------------
ENTERTAINMENT (1.1%)
Viacom, Inc. Class B (a)........      260,400       11,496,660
                                                --------------
FINANCE (5.3%)
Citigroup Inc. .................      393,984       19,888,312
Freddie Mac.....................      290,000       18,966,000
USA Education Inc. .............      208,000       17,476,160
                                                --------------
                                                    56,330,472
                                                --------------
FOOD (0.8%)
Archer-Daniels-Midland Co. .....      577,500        8,287,125
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (1.3%)
McKesson Corp. .................      383,600       14,346,640
                                                --------------
HEALTH CARE--DRUGS (3.0%)
Lilly (Eli) & Co. ..............      127,000        9,974,580
Pharmacia Corp. ................      202,300        8,628,095
Schering-Plough Corp. ..........      369,700       13,238,957
                                                --------------
                                                    31,841,632
                                                --------------
HEALTH CARE--MEDICAL PRODUCTS (5.8%)
Baxter International Inc. ......      290,000       15,552,700
Boston Scientific Corp. (a).....      452,650       10,917,918
Guidant Corp. (a)...............      245,400       12,220,920
Stryker Corp. ..................      184,000       10,740,080
Varian Medical Systems, Inc.
 (a)............................      161,000       11,472,860
                                                --------------
                                                    60,904,478
                                                --------------

------------
+ Percentages indicated are based on Portfolio net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

COMMON STOCKS (CONTINUED)
                                     SHARES          VALUE
                                  ----------------------------
HEALTH CARE--MISCELLANEOUS (3.8%)
Amgen Inc. (a)..................      182,000   $   10,272,080
Immunex Corp. (a)...............      198,500        5,500,435
Johnson & Johnson...............      412,000       24,349,200
                                                --------------
                                                    40,121,715
                                                --------------
HEAVY DUTY TRUCKS & PARTS (1.2%)
Eaton Corp. ....................      172,000       12,798,520
                                                --------------
HOTEL/MOTEL (0.4%)
Marriott International, Inc. ...      117,400        4,772,310
                                                --------------
HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. ..........      175,000       10,106,250
Procter & Gamble Co. (The)......      149,100       11,798,283
                                                --------------
                                                    21,904,533
                                                --------------
INSURANCE (4.1%)
ACE Ltd. .......................      249,250       10,007,388
American International Group,
 Inc. ..........................      143,425       11,387,945
Chubb Corp. (The)...............       67,800        4,678,200
Lincoln National Corp. .........      113,000        5,488,410
Prudential Financial, Inc.
 (a)............................       61,626        2,045,367
XL Capital Ltd. ................      105,800        9,665,888
                                                --------------
                                                    43,273,198
                                                --------------
INTERNET SOFTWARE & SERVICES (0.4%)
VeriSign, Inc. (a)..............      125,900        4,789,236
                                                --------------
INVESTMENT BANK/BROKERAGE (1.0%)
Goldman Sachs Group, Inc.
 (The)..........................      120,000       11,130,000
                                                --------------
MACHINERY (1.1%)
Deere & Co. ....................      278,000       12,137,480
                                                --------------
MANUFACTURING (3.1%)
Illinois Tool Works Inc. .......      220,000       14,898,400
Tyco International Ltd. ........      304,600       17,940,940
                                                --------------
                                                    32,839,340
                                                --------------
OFFICE EQUIPMENT & SUPPLIES (1.7%)
Pitney Bowes Inc. ..............      295,000       11,094,950
Xerox Corp. ....................      629,500        6,559,390
                                                --------------
                                                    17,654,340
                                                --------------
OIL--INTEGRATED DOMESTIC (2.6%)
Occidental Petroleum Corp. .....      213,000        5,650,890
Phillips Petroleum Co. .........      175,000       10,545,500
USX-Marathon Group..............      366,000       10,980,000
                                                --------------
                                                    27,176,390
                                                --------------

                                     SHARES          VALUE
                                  ----------------------------
OIL--INTEGRATED INTERNATIONAL (1.4%)
ChevronTexaco Corp. ............      170,000   $   15,233,700
                                                --------------
PAPER & FOREST PRODUCTS (1.0%)
International Paper Co. ........      271,800       10,967,130
                                                --------------
POLLUTION CONTROL (1.5%)
Waste Management, Inc. .........      510,000       16,274,100
                                                --------------
PUBLISHING (0.6%)
Knight-Ridder, Inc. ............       92,500        6,006,025
                                                --------------
RAILROADS (1.0%)
Burlington Northern Santa Fe
 Corp. .........................      380,000       10,841,400
                                                --------------
RESTAURANTS (0.9%)
McDonald's Corp. ...............      365,500        9,674,785
                                                --------------
RETAIL (5.4%)
CDW Computer Centers, Inc.
 (a)............................      107,500        5,773,825
Kroger Co. (The) (a)............      450,000        9,391,500
Office Depot, Inc. (a)..........      583,000       10,808,820
TJX Cos., Inc. (The)............      337,400       13,448,764
Wal-Mart Stores, Inc. ..........      300,000       17,265,000
                                                --------------
                                                    56,687,909
                                                --------------
TELECOMMUNICATIONS (1.3%)
Sprint Corp. (PCS Group) (a)....      180,000        4,393,800
WorldCom, Inc.--WorldCom Group
 (a)............................      683,000        9,616,640
                                                --------------
                                                    14,010,440
                                                --------------
TELEPHONE (2.0%)
Qwest Communications
 International Inc. ............      814,700       11,511,711
Verizon Communications Inc. ....      210,500        9,990,330
                                                --------------
                                                    21,502,041
                                                --------------
TOYS (1.3%)
Mattel, Inc. ...................      790,000       13,588,000
                                                --------------
Total Common Stocks
 (Cost $946,054,987)............                 1,030,396,888
                                                --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 2001

SHORT-TERM
INVESTMENTS (2.8%)
                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ----------------------------
COMMERCIAL PAPER (2.8%)
Alcoa Inc.
 1.75%, due 1/2/02..............  $ 9,006,000   $    9,005,562
Ameren Corp.
 1.77%, due 1/2/02..............   10,244,000       10,243,496
Wells Fargo & Co.
 1.77%, due 1/31/02.............   10,000,000        9,985,237
                                                --------------
Total Short-Term Investments
 (Cost $29,234,295).............                    29,234,295
                                                --------------
Total Investments
 (Cost $975,289,282) (c)........        100.0%   1,059,631,183(d)
Cash and Other Assets, Less
 Liabilities....................          0.0(e)       200,695
                                  -----------   --------------
Net Assets......................        100.0%  $1,059,831,878
                                  ===========   ==============

------------
(a) Non-income producing security.
(b) ADR--American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At December 31, 2001 net unrealized appreciation was $84,341,901, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $130,679,346 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $46,337,445.
(e) Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

GROWTH EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001

ASSETS:
Investment in securities, at value
  (identified cost $975,289,282).......   $1,059,631,183
Cash...................................           98,080
Receivables:
  Dividends and interest...............          849,148
  Fund shares sold.....................          239,287
                                          --------------
        Total assets...................    1,060,817,698
                                          --------------
LIABILITIES:
Payables:
  Fund shares redeemed.................          364,923
  Adviser..............................          222,185
  Administrator........................          177,748
  Shareholder communication............          146,753
  Professional.........................           58,525
  Custodian............................            1,338
Accrued expenses.......................           14,348
                                          --------------
        Total liabilities..............          985,820
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,059,831,878
                                          ==============
COMPOSITION OF NET ASSETS:
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized...........................   $      530,212
Additional paid-in capital.............    1,011,535,325
Accumulated net realized loss on
  investments..........................      (36,575,560)
Net unrealized appreciation on
  investments..........................       84,341,901
                                          --------------
Net assets applicable to outstanding
  shares...............................   $1,059,831,878
                                          ==============
Shares of capital stock outstanding....       53,021,184
                                          ==============
Net asset value per share
  outstanding..........................   $        19.99
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a)........................   $   11,584,302
  Interest.............................        1,501,769
                                          --------------
        Total income...................       13,086,071
                                          --------------
Expenses:
  Advisory.............................        2,814,760
  Administration.......................        2,251,808
  Shareholder communication............          384,612
  Professional.........................          120,685
  Directors............................           43,062
  Miscellaneous........................           51,905
                                          --------------
        Total expenses.................        5,666,832
                                          --------------
Net investment income..................        7,419,239
                                          --------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
Net realized loss on investments.......      (36,923,225)
Net change in unrealized appreciation
  on investments.......................     (199,243,397)
                                          --------------
Net realized and unrealized loss on
  investments..........................     (236,166,622)
                                          --------------
Net decrease in net assets resulting
  from operations......................   $ (228,747,383)
                                          ==============
------------
(a) Dividends recorded net of foreign withholding taxes
    in the amount of $15,026.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000

                                                                   2001             2000
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $    7,419,239   $    7,550,376
  Net realized gain (loss) on investments...................     (36,923,225)     121,216,298
  Net change in unrealized appreciation on investments......    (199,243,397)    (175,205,177)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (228,747,383)     (46,438,503)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................      (7,409,884)      (7,585,635)
  From net realized gain on investments.....................              --     (121,216,298)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......      (7,409,884)    (128,801,933)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     109,344,185      248,878,582
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............       7,409,884      128,801,933
                                                              --------------   --------------
                                                                 116,754,069      377,680,515
  Cost of shares redeemed...................................    (152,398,472)    (183,712,009)
                                                              --------------   --------------
  Increase (decrease) in net assets derived from capital
    share transactions......................................     (35,644,403)     193,968,506
                                                              --------------   --------------
Net increase (decrease) in net assets.......................    (271,801,670)      18,728,070
NET ASSETS:
Beginning of year...........................................   1,331,633,548    1,312,905,478
                                                              --------------   --------------
End of year.................................................  $1,059,831,878   $1,331,633,548
                                                              ==============   ==============

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(Selected Per Share Data and Ratios)

                                                                          YEAR ENDED DECEMBER 31
                                                       2001            2000          1999         1998         1997
                                                    ------------------------------------------------------------------
Net asset value at beginning of year..............  $    24.28      $    27.78    $    23.62   $    20.31   $    18.63
                                                    ----------      ----------    ----------   ----------   ----------
Net investment income.............................        0.14            0.15          0.16         0.19         0.16
Net realized and unrealized gain (loss) on
  investments.....................................       (4.29)          (1.06)         6.89         5.21         4.74
                                                    ----------      ----------    ----------   ----------   ----------
Total from investment operations..................       (4.15)          (0.91)         7.05         5.40         4.90
                                                    ----------      ----------    ----------   ----------   ----------
Less dividends and distributions:
  From net investment income......................       (0.14)          (0.15)        (0.16)       (0.19)       (0.16)
  From net realized gain on investments...........          --           (2.44)        (2.73)       (1.90)       (3.06)
                                                    ----------      ----------    ----------   ----------   ----------
Total dividends and distributions.................       (0.14)          (2.59)        (2.89)       (2.09)       (3.22)
                                                    ----------      ----------    ----------   ----------   ----------
Net asset value at end of year....................  $    19.99      $    24.28    $    27.78   $    23.62   $    20.31
                                                    ==========      ==========    ==========   ==========   ==========
Total investment return...........................      (17.09%)         (3.34%)       29.96%       26.59%       26.75%
Ratios (to average net assets)/Supplemental Data:
  Net investment income...........................        0.66%           0.55%         0.63%        0.84%        0.80%
  Expenses........................................        0.50%           0.50%         0.49%        0.51%        0.50%
Portfolio turnover rate...........................          93%             77%           71%          69%         103%
Net assets at end of year (in 000's)..............  $1,059,832      $1,331,634    $1,312,905   $  996,736   $  759,054

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   MAINSTAY VP SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of nineteen Portfolios. These financial statements relate solely to the Cash Management Portfolio, which commenced operations on January 29, 1993, and Bond and Growth Equity Portfolios, which commenced operations on January 23, 1984, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity policies and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

The investment objectives for each of the Portfolios of the Fund are as follows:

Bond: to seek the highest income over the long term consistent with preservation of principal.

Cash Management: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Growth Equity: to seek long-term growth of capital, with income as a secondary consideration.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Fund:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is calculated for each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the Portfolio's total assets, less liabilities, by the total number of outstanding shares of that Portfolio. Each Portfolio's net asset value will fluctuate, and although the Cash Management Portfolio seeks to preserve the value of your investment of $1.00 per share, an investor could lose money by investing in any Portfolio. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                      (B)

SECURITIES VALUATION. Portfolio securities of Cash Management Portfolio are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Securities of each of the other Portfolios are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market, at prices supplied by the pricing agent or brokers selected by the Adviser (see
Note 3) if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures contracts are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Portfolios' calculations of net asset values unless the Adviser believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

                                      (C)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased for all Portfolios are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Premiums on securities purchased for all Portfolios are amortized on the constant yield method over the life of the respective securities.

                                      (D)

SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans would be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios would receive compensation for lending their securities in the form of fees or they would retain a portion of interest on the investment of any cash received as collateral. The Portfolios would also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Portfolios.

Cash collateral received by the Portfolios would be invested in investment grade commercial paper or other securities in accordance with the Portfolios' Securities Lending Procedures. Such investments would be included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While the Portfolios would invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Portfolios would bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending would be included as interest income on the Statement of Operations.

                                      (E)

FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income tax provision is required.

                                                   MAINSTAY VP SERIES FUND, INC.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (F)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Cash Management Portfolio, dividends are declared daily and paid monthly. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets are not affected.

                                                                                ACCUMULATED
                                                               ACCUMULATED     UNDISTRIBUTED
                                                              UNDISTRIBUTED     NET REALIZED    ADDITIONAL
                                                              NET INVESTMENT    GAIN (LOSS)      PAID-IN
                                                              INCOME (LOSS)    ON INVESTMENTS    CAPITAL
                                                              --------------   --------------   ----------
Bond Portfolio..............................................     $130,010        $(130,010)      $      0
Growth Equity Portfolio.....................................       (9,355)          74,200        (64,845)

The reclassifications for the Portfolios are primarily due to distribution reclassifications, investments in real estate investment trusts and paydown gain
(loss).

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies ("Audit Guide") effective January 1, 2001. With adoption of the revised Audit Guide, each Portfolio, if applicable, is required to present the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains, and accumulated net realized losses shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains (except where indicated) and capital loss carryforwards, respectively. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to each of the Portfolios of Investments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the period ended December 31, 2001 represent tax-based distributions of ordinary income.

                                      (G)

EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except when direct allocations of expenses can be made.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3-- Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION FEES. Prior to February
13, 2001, MacKay Shields LLC ("MacKay Shields") acted as investment adviser to Cash Management Portfolio under an Investment Advisory Agreement. Effective February 13, 2001, New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, replaced MacKay Shields as investment adviser, pursuant to a Substitution Agreement. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to Cash Management Portfolio under a Sub-Advisory Agreement with NYLIM. Prior to December 22, 2000, Madison Square Advisors LLC ("Madison Square Advisors") acted as investment adviser to Bond and Growth Equity Portfolios under an Investment Advisory Agreement. Effective December 22, 2000, NYLIM replaced Madison Square Advisors as investment adviser pursuant to a Substitution Agreement and these Portfolios will be advised by NYLIM directly, without a sub-adviser. The substitutions had no effect on investment personnel, investment strategies or fees of the Portfolios.

Prior to February 13, 2001, NYLIAC was administrator for the Fund. Effective February 13, 2001, NYLIM replaced NYLIAC as administrator under a Substitution Agreement.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                                               ADVISER   ADMINISTRATOR
                                                               -------   -------------
Bond Portfolio..............................................    0.25%        0.20%
Cash Management Portfolio...................................    0.25%        0.20%
Growth Equity Portfolio.....................................    0.25%        0.20%

Pursuant to the terms of the Sub-Advisory Agreement between NYLIM and MacKay Shields, NYLIM pays MacKay Shields a monthly fee at an annual rate of average daily net assets of Cash Management Portfolio of 0.25%.

                                      (B)

DIRECTORS FEES. Directors, other than those affiliated with NYLIM, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $35,000, and $1,500 for each Board meeting and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Fund allocates this expense in proportion to the net assets of the respective Portfolios.

                                      (C)

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM are charged to the Portfolios. For the year ended December 31, 2001 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio..............................................   $ 7,287
Cash Management Portfolio...................................     9,697
Growth Equity Portfolio.....................................    24,483

                                                   MAINSTAY VP SERIES FUND, INC.

NOTE 4--Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 2001, for federal income tax purposes, capital loss carryforwards were available to the extent provided by regulations to offset future realized gains of Bond Portfolio, in the amount of approximately $626,000 and $5,186,000, through the years 2007 and 2008, respectively and of Growth Equity Portfolio, in the amount of approximately $36,576,000 through the year 2009. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

Bond Portfolio utilized $2,825,222 of capital loss carryforwards during the current year.

--------------------------------------------------------------------------------
NOTE 5--Line of Credit:
--------------------------------------------------------------------------------

Bond and Growth Equity Portfolios maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2001.

--------------------------------------------------------------------------------
NOTE 6--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 2001, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                                      BOND                 GROWTH EQUITY
                                                                    PORTFOLIO                PORTFOLIO
                                                              PURCHASES     SALES     PURCHASES      SALES
                                                              -----------------------------------------------
U.S. Government Securities..................................  $148,238    $ 73,578    $       --   $       --
All others..................................................   131,683      84,454     1,024,370    1,061,088
                                                              -----------------------------------------------
Total.......................................................  $279,921    $158,032    $1,024,370   $1,061,088
                                                              ===============================================

--------------------------------------------------------------------------------
NOTE 7--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares for the years ended December 31, 2001 and December 31, 2000 were as follows:

                                                       BOND               CASH MANAGEMENT          GROWTH EQUITY
                                                     PORTFOLIO               PORTFOLIO               PORTFOLIO
                                                  2001       2000        2001         2000        2001       2000
                                                -------------------------------------------------------------------
Shares sold..................................     8,811      1,135     2,112,279    1,228,630     5,159      8,922
Shares issued in reinvestment of
  dividends and distributions................     1,321      1,296        13,932       18,471       368      5,256
                                                -------------------------------------------------------------------
                                                 10,132      2,431     2,126,211    1,247,101     5,527     14,178
Shares redeemed..............................    (2,135)    (5,450)   (1,950,956)  (1,395,657)   (7,359)    (6,594)
                                                -------------------------------------------------------------------
Net increase (decrease)......................     7,997     (3,019)      175,255     (148,556)   (1,832)     7,584
                                                ===================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Bond Portfolio and Growth Equity Portfolio (three of the nineteen portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund"), at December 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

MAINSTAY VP SERIES FUND, INC. -- DIRECTORS AND OFFICERS

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his/her successor is elected and qualified or until his/her resignation, death or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 INTERESTED DIRECTORS*
-----------------------------------------------------------------------------------------------------------------------
 GARY E. WENDLANDT         Chairman and Chief  Chief Executive Officer, Chairman        43                  N/A
 10/8/50                   Executive Officer   and Manager, New York Life
                           since January 1,    Investment Management LLC (including
                           2002, and Director  predecessor advisory organizations)
                           since November      and New York Life Investment
                           2001.               Management Holdings LLC; Executive
                                               Vice President, New York Life
                                               Insurance Company; Director, NYLIFE
                                               Distributors, Inc.; Chairman and
                                               Manager, McMorgan & Company LLC;
                                               Manager, MacKay Shields LLC;
                                               Executive Vice President, New York
                                               Life Insurance and Annuity
                                               Corporation; Chairman and Trustee,
                                               The MainStay Funds (24 portfolios);
                                               Executive Vice President and Chief
                                               Investment Officer, MassMutual Life
                                               Insurance Company (1993 to 1999).
-----------------------------------------------------------------------------------------------------------------------

 ANNE F. POLLACK           President and       Senior Vice President and Chief          19                  N/A
 11/7/55                   Chief               Investment Officer, New York Life
                           Administrative      Insurance Company; Senior Vice
                           Officer since       President, Chief Investment Officer
                           1990, and Director  and Manager, NYLIFE LLC; Senior Vice
                           since 1989          President, Chief Investment Officer
                                               and Director, New York Life
                                               Insurance and Annuity Corporation,
                                               NYLIFE Insurance Company of Arizona
                                               and New York Life International,
                                               Inc.; Director, NYLIFE Securities
                                               Inc.
-----------------------------------------------------------------------------------------------------------------------

 ROBERT D. ROCK            Vice President      Senior Vice President, New York Life     19                  N/A
 12/16/54                  since 1985, and     Insurance Company; Senior Vice
                           Director since      President and Director, New York
                           1984                Life Insurance and Annuity
                                               Corporation and NYLIFE Distributors
                                               Inc.; Director, NYLIFE Insurance
                                               Company of Arizona; Senior Vice
                                               President, NYLIFE Securities Inc.
-----------------------------------------------------------------------------------------------------------------------

* Certain Directors are considered to be interested persons of the Company within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, New York Life Investment Management Institutional Funds, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past 5 Years."

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 MICHAEL J. DRABB          Director since      Retired. Executive Vice President,       19           Director, MONY
 10/4/33                   1994                O'Brien Asset Management (1993 to                     Series Fund (7
                                               1999).                                                portfolios);
                                                                                                     Director, New York
                                                                                                     Life Settlement
                                                                                                     Corporation.
-----------------------------------------------------------------------------------------------------------------------
 JILL FEINBERG             Director since      President, Jill Feinberg & Company,      19           Director, New York
 4/14/54                   1995                Inc. (special events and meeting                      Life Settlement
                                               planning firm).                                       Corporation
-----------------------------------------------------------------------------------------------------------------------

 DANIEL HERRICK            Director since      Retired. Treasurer and Executive         19                  N/A
 12/1/20                   1983                Officer, National Gallery of Art
                                               (1985 to 1995).
-----------------------------------------------------------------------------------------------------------------------

 ROMAN L. WEIL             Director since      V. Duane Rath Professor of               19                  N/A
 5/22/40                   1994                Accounting, Graduate School of
                                               Business, University of Chicago;
                                               President, Roman L. Weil Associates,
                                               Inc. (consulting firm).
-----------------------------------------------------------------------------------------------------------------------

 JOHN A. WEISSER, JR.      Director since      Retired. Managing Director of            19                  N/A
 10/22/41                  1997                Salomon Brothers, Inc. (1981 to
                                               1995)
-----------------------------------------------------------------------------------------------------------------------
 OFFICERS WHO ARE NOT
 DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
 PATRICK J. FARRELL        Treasurer, Chief    Managing Director, New York Life        N/A                  N/A
 9/27/59                   Financial and       Investment Management LLC (including
                           Accounting Officer  predecessor advisory organizations);
                           since 2001          Vice President, Treasurer, Chief
                                               Financial and Accounting Officer,
                                               The MainStay Funds; Treasurer, Chief
                                               Financial and Accounting Officer,
                                               Eclipse Funds Inc., Eclipse Funds,
                                               and New York Life Investment
                                               Management Institutional Funds;
                                               Assistant Treasurer, McMorgan Funds
                                               (formerly McM Funds).
-----------------------------------------------------------------------------------------------------------------------

                                                   MAINSTAY VP SERIES FUND, INC.

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                            POSITION(S) HELD                                            IN FUND
                             WITH FUND AND                                              COMPLEX            OTHER
                             LENGTH OF TIME          PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND DATE OF BIRTH           SERVED                DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

 ROBERT A. ANSELMI         Secretary since     Senior Managing Director, General       N/A                  N/A
 10/19/46                  2001                Counsel and Secretary, New York Life
                                               Investment Management LLC (including
                                               predecessor advisory organizations);
                                               Secretary, New York Life Investment
                                               Management Holdings LLC; Senior Vice
                                               President, New York Life Insurance
                                               Company; Vice President and
                                               Secretary, McMorgan & Company LLC;
                                               Secretary, NYLIFE Distributors,
                                               Inc.; Secretary, The MainStay Funds,
                                               Eclipse Funds Inc., Eclipse Funds
                                               and New York Life Investment
                                               Management Institutional Funds;
                                               Managing Director and Senior
                                               Counsel, Lehman Brothers Inc.,
                                               (October 1998 to December 1999);
                                               General Counsel and Managing
                                               Director, JP Morgan Investment
                                               Management Inc. (1986 to September
                                               1998).
-----------------------------------------------------------------------------------------------------------------------
 RICHARD D. LEVY           Controller since    Senior Vice President and               N/A                  N/A
 3/12/57                   1997                Controller, New York Life Insurance
                                               Company; Senior Vice President, New
                                               York Life Insurance and Annuity
                                               Corporation; Director, NYLIFE
                                               Securities Inc.; Director, NYLIFE
                                               Distributors, Inc.; Senior Vice
                                               President, Controller and Director,
                                               New York Life Insurance Company of
                                               Arizona; Partner, Coopers & Lybrand
                                               (1996-1997).
-----------------------------------------------------------------------------------------------------------------------

 RICHARD W. ZUCCARO        Tax Vice President  Vice President, New York Life           N/A                  N/A
 12/12/49                  since 1991          Insurance Company; Vice President,
                                               New York Life Insurance and Annuity
                                               Corporation, NYLIFE Insurance
                                               Company of Arizona, NYLIFE LLC,
                                               NYLIFE Securities Inc. and NYLIFE
                                               Distributors Inc.; Tax Vice
                                               President, New York Life
                                               International, Inc.; Tax Vice
                                               President, Eclipse Funds, Eclipse
                                               Funds Inc., The MainStay Funds and
                                               New York Life Investment Management
                                               Institutional Funds.
-----------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   MAINSTAY VP SERIES FUND, INC.

                            DIRECTORS AND OFFICERS*
                        Gary E. Wendlandt, Chairman,
                          Chief Executive Officer and Director
                        Anne F. Pollack, President,
                          Chief Administrative Officer and Director
                        Michael J. Drabb, Director
                        Jill Feinberg, Director
                        Daniel Herrick, Director
                        Robert D. Rock, Director and Vice President
                        Roman L. Weil, Director
                        John A. Weisser, Jr., Director
                        Patrick J. Farrell, Treasurer, Chief Financial and Accounting Officer
                        Robert A. Anselmi, Secretary
                        Richard D. Levy, Controller
                        Richard W. Zuccaro, Tax Vice President

                               INVESTMENT ADVISER
                        New York Life Investment Management LLC

                                  SUB-ADVISER
                        MacKay Shields LLC**

                                 ADMINISTRATOR
                        New York Life Investment Management LLC

                                   CUSTODIANS
                        The Bank of New York
                        The Chase Manhattan Bank, N.A.

                            INDEPENDENT ACCOUNTANTS
                        PricewaterhouseCoopers LLP

 * As of January 1, 2002.

** An affiliate of New York Life Investment Management LLC.

Not all investment divisions are available under all policies.

[NY Life Logo]
       NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
       51 MADISON AVENUE, ROOM 2304
       NEW YORK, NY 10010
                               Presorted Standard
                                  U.S. Postage
                                      PAID
                                     NYLIAC

                                 [RECYCLE LOGO]

                                 18513 (2/2002)